THE KAUFMANN FUND, INC.
                              140 EAST 45TH STREET
                            NEW YORK, NEW YORK 10017

Dear Shareholder:


          The Board of Directors (the "Board") of The Kaufmann Fund, Inc. (the "Kaufmann Fund") is pleased to submit for your vote a proposal to reorganize the Kaufmann Fund into the Federated Kaufmann Fund, a newly organized series of Federated Equity Funds. The Federated Kaufmann Fund would be advised by Federated Investment Management Company, a subsidiary of Federated Investors, Inc. ("Federated Investors" and, together with its subsidiaries, "Federated"). HANS P. UTSCH AND LAWRENCE AURIANA, THE CURRENT PORTFOLIO MANAGERS OF THE KAUFMANN FUND, WILL CONTINUE AS CO-MANAGERS TO BE RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT OF THE FEDERATED KAUFMANN FUND UNDER EMPLOYMENT CONTRACTS WITH FEDERATED INVESTORS. THE FEDERATED KAUFMANN FUND WOULD HAVE THE SAME INVESTMENT OBJECTIVE AND STRATEGIES AND SUBSTANTIALLY THE SAME INVESTMENT POLICIES AS THE KAUFMANN FUND.

          The Board of the Kaufmann Fund and the management of its investment manager, Edgemont Asset Management Corporation ("Edgemont"), believe this reorganization is in the best interests of Kaufmann Fund shareholders.

         As a result of the reorganization, you will receive shares of a mutual fund that is part of the Federated Investors family of funds. Federated
Investors was established in 1955 and is one of the largest mutual fund investment managers in the United States. It advises 185 mutual funds and separate accounts, which totaled approximately $130 billion in assets as of September 30, 2000, and maintains over 1.3 million shareholder accounts. The reorganization is being proposed in conjunction with the recent decision by Edgemont to sell its mutual fund advisory business to Federated Investors. If the proposal is approved, the Federated Kaufmann Fund would acquire substantially all of the assets of the Kaufmann Fund and assume certain liabilities of the Kaufmann Fund. In return, you would receive Class K Shares of the Federated Kaufmann Fund equal in number and value to the Kaufmann Fund shares you own at the time of the reorganization, and the Kaufmann Fund would be liquidated. In order to effect the reorganization, the Board submits for your approval an Agreement and Plan of Reorganization.

         The Board considered various factors in reviewing this proposal on behalf of Kaufmann Fund shareholders, including the following: First, the Board considered the fact that the new Federated Kaufmann Fund will have the same portfolio management team, investment objective and strategies, and substantially the same investment policies as the Kaufmann Fund. Second, because Federated Investors has a much larger mutual fund business, the Board believes the reorganization will likely provide you with the benefit of improved shareholder services. Third, you will not pay a sales charge or a redemption fee to acquire shares of the Federated Kaufmann Fund through the reorganization, nor will you have to pay any front-end sales charges in the future if you wish to add to your investment in the Federated Kaufmann Fund, or acquire Class A Shares of any other mutual fund advised by Federated Investors, assuming that you meet that fund's minimum investment requirements.* Fourth, the Board believes that access to a much larger family of mutual funds will provide you with a convenient way to make investments in other Federated mutual funds. Fifth, as a condition to the proposed transaction, the Federated Kaufmann Fund and the Kaufmann Fund will receive an opinion of counsel to the effect that neither the Federated Kaufmann Fund or the Kaufmann Fund nor the shareholders of the Kaufmann Fund will recognize any gain or loss as a direct result of the reorganization transaction for federal income tax purposes.

         Your vote on the transaction is critical to its success. The reorganization of the Kaufmann Fund will occur only if approved by two-thirds of all the votes entitled to be cast on the matter. Whether or not you plan to attend the meeting, please vote your shares by telephone, by the Internet or by mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire prospectus/proxy statement carefully before you vote.

         THE BOARD BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE KAUFMANN FUND AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL.

         Thank you for your prompt attention and participation.

                                       Sincerely,


                                       /s/ Lawrence E. Auriana
                                       ----------------------------------------
                                       Lawrence E. Auriana
                                       Chairman of the Board and Secretary


                                       /s/ Hans P. Utsch
                                       ----------------------------------------
                                       Hans P. Utsch
                                       President and Treasurer

Dated:  January 9, 2001










* If you purchased shares of the Kaufmann Fund after February 1, 1985, the current 0.20% redemption fee will continue to apply to redemptions and exchanges into other funds advised by Federated Investors.

                     THE KAUFMANN FUND, INC./FEDERATED KAUFMANN FUND
                                    PROXY Q&A

THE FOLLOWING IS IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL ON WHICH YOU ARE BEING ASKED TO VOTE. PLEASE READ THE ENTIRE PROSPECTUS/PROXY STATEMENT.

WHY IS THIS REORGANIZATION TAKING PLACE?

The reorganization described in this Prospectus/Proxy Statement is being proposed in conjunction with the sale by Edgemont Asset Management Corporation ("Edgemont"), investment adviser to The Kaufmann Fund, Inc. ("Kaufmann Fund"), of its mutual fund advisory business to Federated Investors, Inc. ("Federated Investors" or "Federated"). In determining to sell Edgemont's mutual fund advisory business, Hans P. Utsch and Lawrence Auriana, Edgemont's sole shareholders, considered Edgemont's ability to remain competitive in an environment where the amount of assets under management was becoming more and more important to running a successful mutual fund business. After such consideration, Messrs. Utsch and Auriana concluded that larger mutual fund companies would be in the best position to offer excellent products and services in the years ahead. Messrs. Utsch and Auriana found that Federated Investors, with $130 billion of assets under management across a broad product line, is in a good position to provide such high-quality services to Kaufmann Fund shareholders. The Board of Directors of the Kaufmann Fund reached the same conclusion after undertaking its own evaluation of Federated Investors.

UPON REORGANIZATION, WILL THE PORTFOLIO MANAGEMENT OF THE FEDERATED KAUFMANN FUND DIFFER FROM THAT OF THE KAUFMANN FUND?

Federated and Edgemont are making every effort to make the reorganization a seamless transaction for the shareholders. MESSRS. UTSCH AND AURIANA, THE CURRENT PORTFOLIO MANAGERS OF THE KAUFMANN FUND, WILL CONTINUE AS CO-MANAGERS TO BE RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT OF THE FEDERATED KAUFMANN FUND PURSUANT TO EMPLOYMENT CONTRACTS WITH FEDERATED INVESTORS. As Federated employees, they will have access to a wealth of resources to help them manage the Federated Kaufmann Fund that were not previously available to them. In addition, it is expected that the current team of investment professionals at Edgemont will also continue to serve the Federated Kaufmann Fund as Federated employees. Federated Investment Management Company will serve as the Federated Kaufmann Fund's adviser and Federated Global Investment Management Corporation will serve as the Federated Kaufmann Fund's sub-adviser.

WHEN WILL THIS REORGANIZATION OCCUR?

The reorganization is scheduled to take place shortly after it is approved by Kaufmann Fund shareholders. At that time, you will receive new account information on your new ownership in the Federated Kaufmann Fund.

WHAT DO I HAVE TO DO TO BECOME A SHAREHOLDER IN THE FEDERATED KAUFMANN FUND?

Shareholders are being asked to approve this reorganization through voting at the Special Meeting of Shareholders, which is scheduled to occur at 2:00 p.m. on April 6, 2001. YOUR VOTE IS VERY IMPORTANT. You have the flexibility to cast your vote either by phone, Internet or mail.

At the time of the reorganization, shareholders' accounts will automatically be transferred to the Federated Kaufmann Fund and shareholders will receive Federated Kaufmann Fund Class K Shares equal in number and value to the Kaufmann Fund shares they owned on the day of the reorganization.

Shareholders who hold certificates for their Kaufmann Fund shares are urged to surrender those certificates BEFORE the reorganization occurs.

WHAT WILL HAPPEN TO MY KAUFMANN FUND ACCOUNT?

After the reorganization, shareholders will be assigned a new account with the Federated Kaufmann Fund and Kaufmann Fund accounts will be closed. This process will occur automatically, with no action required by you. Each shareholder's financial interest and number of shares will remain the same immediately before and after the reorganization.

WILL ALL OF MY CURRENT ACCOUNT OPTIONS SUCH AS SYSTEMATIC PURCHASES AND WITHDRAWAL PLANS TRANSFER OVER TO FEDERATED?

Account servicing features generally will transfer to new Federated accounts. Shortly after the reorganization, shareholders will receive information that further describes these options and Federated's diversified product line and world-class investment management services.

WHAT BENEFITS WILL I HAVE AS A FEDERATED SHAREHOLDER?

With over 45 years of investment management experience, Federated has made a significant commitment to the development of world-class investment management strategies and superior shareholder services. Federated has a diversified product line, strong performance history and competitive fund expenses. Shareholders of record at the time of the reorganization will be allowed to acquire Class A Shares of any other Federated mutual fund in the future without paying any front-end sales charge, assuming shareholders meet that new fund's minimum investment requirement. Shareholders who purchased their Kaufmann Fund shares after February 1, 1985 will be charged a 0.20% redemption fee on redemptions, as well as on any exchanges into another Federated mutual fund.

WILL I INCUR TAX LIABILITY AS A RESULT OF THIS REORGANIZATION?

The reorganization will be a TAX-FREE event. Shareholders will not recognize any taxable gains or losses pursuant to the proposed transaction. Furthermore, the cost basis and holding period of each fund investment will remain the same.

Of course, shareholders may recognize taxable gains or losses if they redeem or exchange their Kaufmann Fund shares before the reorganization or redeem or
exchange  their  Federated  Kaufmann  Fund  shares  after  the   reorganization.

Shareholders generally will be liable for any taxes that are associated with periodic distributions that occur prior to or after the reorganization, which distributions may include realized gains from sales of portfolio securities. Please note that retirement plans and accounts are generally exempt from such tax consequences, although distributions from tax qualified plans are not exempt from tax consequences.

WHERE CAN I GET MORE INFORMATION ABOUT THIS REORGANIZATION?

Visit the Kaufmann Fund's website at WWW.KAUFMANN.COM or call the Kaufmann Fund at 1-800-261-0555.

WHERE CAN I GET MORE INFORMATION ABOUT FEDERATED INVESTORS?

Visit Federated's website at WWW.FEDERATEDINVESTORS.COM or call Federated Investors at 1-800-341-7400. Additionally, we encourage you to contact your financial advisor.

HOW CAN I VOTE MY SHARES?

Internet voting is available at WWW.PROXYVOTE.COM. You may also vote your Shares by phone at 1-800-690-6903, or by completing and signing the enclosed proxy card(s) and returning in the enclosed postage-paid envelope.

                             THE KAUFMANN FUND, INC.
                              140 EAST 45TH STREET
                            NEW YORK, NEW YORK 10017

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of The Kaufmann Fund, Inc. (the "Kaufmann Fund") will be held on April 6, 2001, at 2:00 p.m. Eastern time at the offices of Pepper, Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, for the following purposes:

1. TO APPROVE OR DISAPPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE KAUFMANN FUND AND THE FEDERATED KAUFMANN FUND, A NEWLY ORGANIZED SERIES OF FEDERATED EQUITY FUNDS.

2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Dated January 9, 2001                    By Order of the Board of Directors,


                                         /s/ Lawrence E. Auriana
                                         -----------------------------------
                                         Lawrence E. Auriana
                                         Chairman of the Board and Secretary

         Shareholders of record at the close of business on January 8, 2001 are entitled to vote at the meeting. Whether or not you plan to attend the meeting, please vote your shares over the Internet at WWW.PROXYVOTE.COM. You may also vote your shares by telephone at 1-800-690-6903, or by completing and signing the enclosed proxy card(s) and returning in the enclosed postage-paid envelope.

TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE MARK YOUR PROXY CARD, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET. YOU MAY REVOKE YOUR PROXY AT ANY TIME AT OR BEFORE THE MEETING OR VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             FEDERATED KAUFMANN FUND
                       (A SERIES OF FEDERATED EQUITY FUNDS)
                               5800 CORPORATE DRIVE
                            PITTSBURGH, PA 15237-7000
                                  1-800-341-7400

                            TO ACQUIRE THE ASSETS OF:

                             THE KAUFMANN FUND, INC.
                               140 EAST 45TH STREET
                             NEW YORK, NEW YORK 10017
                                  1-800-261-0555

                           PROSPECTUS/PROXY STATEMENT
                                 JANUARY 9, 2001

      This Prospectus/Proxy Statement describes the proposed Agreement and Plan of Reorganization (the "Plan") pursuant to which you would receive Class K Shares of Federated Kaufmann Fund, a mutual fund that will be advised by Federated Investment Management Company, in exchange for your shares of The Kaufmann Fund, Inc. (the "Kaufmann Fund"), which is advised by Edgemont Asset Management Corporation ("Edgemont"). HANS P. UTSCH AND LAWRENCE AURIANA, THE CURRENT PORTFOLIO MANAGERS OF THE KAUFMANN FUND, WILL CONTINUE AS CO-MANAGERS TO BE RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT OF THE FEDERATED KAUFMANN FUND UNDER EMPLOYMENT AGREEMENTS WITH FEDERATED INVESTORS, INC. The Federated Kaufmann Fund and the Kaufmann Fund (each a "Fund") are both diversified, open-end management investment companies and have the same investment objective and strategies and substantially the same investment policies. If the Plan is approved, the Federated Kaufmann Fund would acquire substantially all of the assets, and assume certain liabilities of the Kaufmann Fund. Federated Kaufmann Fund shares would be distributed PRO RATA by the Kaufmann Fund to the holders of its shares and the Kaufmann Fund would subsequently be dissolved. As a result of the Plan, each Kaufmann Fund shareholder would become the owner of an equivalent number of Federated Kaufmann Fund shares having a total net asset value equal to the total net asset value of each shareholder's holdings in the Kaufmann Fund on the day of the proposed transaction.

--------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS OF THE KAUFMANN FUND
                  UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.
--------------------------------------------------------------------------------


         You should retain this Prospectus/Proxy Statement for future reference. It sets forth concisely the information about the Federated Kaufmann Fund that a prospective investor should know before investing. This Prospectus/Proxy Statement was first mailed to shareholders the week of January 8, 2001. A Statement of Additional Information, dated January 9, 2001, containing additional information about the proposed reorganization and the Federated Kaufmann Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by this reference. A copy of the Statement of Additional Information may be obtained upon request and without charge by writing or calling the Federated Kaufmann Fund at the address and telephone number shown above.

         The Prospectus and Statement of Additional Information for the Kaufmann Fund, each dated May 1, 2000, and the Annual Report to Shareholders, dated December 31, 1999, have been filed with the SEC and are incorporated herein by this reference. Copies of these documents may be obtained upon request and without charge from the Kaufmann Fund by calling 1-800-261-0555, or by writing to The Kaufmann Fund, Inc., 140 East 45th Street, New York, New York 10017.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE

SUMMARY......................................................................1

   About the Proposed Reorganization.........................................1

   Comparative Fee Table.....................................................1

   Comparison of Investment Objective, Policies, Strategies and
   Principal Risks of the Kaufmann Fund and the Federated Kaufmann Fund......3

   Comparison of Operations..................................................7

      INVESTMENT ADVISORY SERVICES...........................................7
      ADMINISTRATIVE AND SHAREHOLDER SERVICES................................8
      DISTRIBUTION SERVICES..................................................8
      PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES...........................9
      DIVIDENDS AND OTHER DISTRIBUTIONS.....................................11

   Tax Consequences.........................................................11

INFORMATION ABOUT THE REORGANIZATION........................................12

   Agreement Between Edgemont and Federated Investors for Sale of
   Edgemont's Mutual Fund Advisory Business.................................12

   Considerations by the Board..............................................12

   Description of the Plan..................................................15

   Description of Federated Kaufmann Fund Shares............................16

   Federal Income Tax Consequences..........................................16

   Comparative Information On Shareholder Rights and Obligations............17

   Capitalization...........................................................19

ADDITIONAL INFORMATION ABOUT THE FEDERATED FUND AND THE KAUFMANN FUND.......19

   Federated Kaufmann Fund..................................................19

   Kaufmann Fund............................................................19

VOTING INFORMATION..........................................................20

   Outstanding Shares and Voting Requirements...............................20

   Other Matters............................................................22

   Board Recommendation.....................................................22

EXHIBIT A..................................................................A-1

EXHIBIT B..................................................................B-1

                                     SUMMARY

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Statement of Additional Information (relating to this Prospectus/Proxy Statement), dated January 9, 2001, the Prospectus and Statement of Additional
Information of the Kaufmann Fund, dated May 1, 2000, and the Plan, a form of which is attached to this Prospectus/Proxy Statement as EXHIBIT A.

ABOUT THE PROPOSED REORGANIZATION

         The Board of Directors of the Kaufmann Fund (the "Board") has voted to recommend approval of the Plan to shareholders of the Kaufmann Fund. Under the Plan, the Federated Kaufmann Fund would acquire substantially all of the assets of the Kaufmann Fund in exchange solely for (1) the Federated Kaufmann Fund's shares to be distributed PRO RATA by the Kaufmann Fund to its shareholders and
(2) the Federated Kaufmann Fund's assumption of certain liabilities of the Kaufmann Fund's liabilities (the "Reorganization"). As a result of the Reorganization, each shareholder of the Kaufmann Fund would become the owner of an equivalent number of Federated Kaufmann Fund Class K Shares having a total net asset value equal to the total net asset value of the shareholder's holdings in the Kaufmann Fund on the date of the Reorganization.

         As a condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), so that neither the Federated Kaufmann Fund nor the Kaufmann Fund, nor the shareholders of the Kaufmann Fund, will recognize any gain or loss on the Reorganization for federal income tax purposes. Generally, the tax basis in the Federated Kaufmann Fund shares received by each Kaufmann Fund shareholder will be the same as the tax basis in his or her shares in the Kaufmann Fund, and each shareholder's holding period for those Federated Kaufmann Fund shares will include the holding period for his or her Kaufmann Fund shares. Following the Reorganization, the Kaufmann Fund will be dissolved.

COMPARATIVE FEE TABLE

         The Kaufmann Fund, like all mutual funds, incurs certain expenses in its operations, and as a shareholder of the Kaufmann Fund, you pay these expenses indirectly. The Federated Kaufmann Fund also will incur expenses in its operations. These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder services and distribution services, and other activities. The following table compares the expenses paid by the Kaufmann Fund with the expenses that you are expected to incur indirectly as a shareholder of the Federated Kaufmann Fund. The table also includes any shareholder fees that are paid directly from your investment. YOU WILL NOT BE CHARGED ANY SALES CHARGES FOR ACQUIRING SHARES OF THE FEDERATED KAUFMANN FUND IN EXCHANGE FOR SHARES OF THE KAUFMANN FUND THROUGH THE REORGANIZATION, NOR WILL YOU BE CHARGED A FRONT-END SALES LOAD IF YOU WISH TO ADD TO YOUR INVESTMENT IN THE FEDERATED KAUFMANN FUND, OR ACQUIRE CLASS A SHARES OF ANY OTHER MUTUAL FUND ADVISED OR DISTRIBUTED BY FEDERATED INVESTORS, INC. ("FEDERATED INVESTORS" AND, TOGETHER WITH ITS SUBSIDIARIES, "FEDERATED"), ASSUMING YOU MEET THAT FUND'S MINIMUM INVESTMENT REQUIREMENTS. For shareholders who purchased their Kaufmann Fund shares after February 1, 1985, the current 0.20% redemption fee will continue to apply to redemptions and exchanges into another Federated mutual fund of your Federated Kaufmann Fund shares.

This table shows the  estimated  fees and  expenses of Federated  Kaufmann  Fund
Class K Shares and the fees and expenses of the Kaufmann Fund for its fiscal year ended December 31, 1999.

                                                             FEDERATED  KAUFMANN
                                                             KAUFMANN   FUND
                                                             FUND
                                                             CLASS K
                                                             SHARES

SHAREHOLDER FEES

FEES PAID DIRECTLY FROM YOUR INVESTMENT......................None       None

REDEMPTION/EXCHANGE FEE

AS PERCENTAGE OF REDEMPTION PROCEEDS.........................0.20%3/    0.20%3/

ANNUAL FUND OPERATING EXPENSES (Before Reimbursements/Waivers)1/
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fee...............................................1.425%2/   1.50%
Distribution (12b-1) Fee.....................................0.500%4/   0.36%4/
Shareholder Services Fee.....................................0.250%     None
Other Expenses...............................................0.244%     0.24%
Total Annual Fund Operating Expenses.........................2.419%     2.10%
------------------------------------------------------------------------------

1/   Reimbursements/Waivers of Fund Expenses                  (0.469)%   (0.15)%
    Total Annual Fund Operating Expenses (after
    reimbursement/waivers)                                    1.95%      1.95%

    Federated has agreed to waive fees and/or reimburse expenses so that on an annual basis the total net expenses of Class K Shares of the Federated Kaufmann Fund do not exceed 1.95% for two years from its commencement of operations. Edgemont currently reimburses expenses voluntarily when certain annual operating expenses of the Kaufmann Fund exceed $650,000.

2/ Federated Investment Management Company ("FIMC") expects to voluntarily waive a portion of the management fee paid by the Federated Kaufmann Fund. FIMC can terminate this voluntary waiver at any time so long as it limits the total net expenses of Class K Shares as described above. The management fee paid by the Federated Kaufmann Fund (after voluntary waivers) is expected to be 1.275% for the fiscal year ending December 31, 2001.

3/ The Kaufmann Fund imposes a 0.20% fee on the redemption or exchange of any shares purchased after February 1, 1985. The Federated Kaufmann Fund will impose the same 0.20% fee on the redemption or exchange of any shares held by those shareholders who purchased their Kaufmann Fund shares after February 1, 1985, and upon the redemption or exchange of any Class K Shares purchased after the Reorganization.

4/ Both the Kaufmann Fund and the Federated Kaufmann Fund have 12b-1 plans. The maximum 12b-1 fees that could be paid by the Federated Kaufmann Fund and the Kaufmann Fund are 0.50% and 0.75%, respectively.

EXAMPLE

       The following Example is intended to help you compare the cost of investing in the Kaufmann Fund with the cost of investing in Class K Shares of the Federated Kaufmann Fund.

       The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Federated Kaufmann Fund and the Kaufmann Fund operating expenses are BEFORE REIMBURSEMENTS/WAIVERS as shown in the table above and remain the same over the time periods indicated.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                                    ------      -------     -------    --------

Federated Kaufmann Fund......................       $265        $774        $1,310     $2,775
Kaufmann Fund................................       $234        $680        $1,152     $2,458

      You would pay the following expenses if you did not redeem your shares or if you purchased shares of the Kaufmann Fund before February 1, 1985:

                                                    1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                                    ---------   --------    --------   ----------

Federated Kaufmann Fund......................       $245        $754        $1,290     $2,755
Kaufmann Fund................................       $213        $658        $1,129     $2,431
--------------------------------------------
* The following Example shows your actual costs AFTER WAIVERS:

                                                    1 year      3 years     5 years    10 years
                                                    ---------   --------    --------   ----------

Federated Kaufmann Fund

WITH REDEMPTION FEE..........................       $218        $632        $1,072     $2,295
WITHOUT REDEMPTION FEE.......................       $198        $612        $1,052     $2,275

Kaufmann Fund

WITH REDEMPTION FEE..........................       $219        $634        $1,075     $2,301
WITHOUT REDEMPTION FEE.......................       $198        $612        $1,052     $2,274


COMPARISON OF INVESTMENT OBJECTIVE, POLICIES, STRATEGIES AND PRINCIPAL RISKS OF THE KAUFMANN FUND AND THE FEDERATED KAUFMANN FUND

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

      The Federated Kaufmann Fund has not yet commenced investment operations and was established solely for the purpose of effecting the Reorganization and continuing the investment program of the Kaufmann Fund following the Reorganization. Thus, the investment objective and strategies of the Funds are the same, and their investment policies are substantially the same.

       Both funds have an investment objective of capital appreciation. They seek to achieve their investment objective by investing primarily in the stocks of small and medium-sized companies that are traded on national security exchanges, the Nasdaq Stock Market and on the over-the-counter market. Up to 25% of each Fund's net assets may be invested in foreign securities. When deciding which securities to buy, each Fund considers:

      o     the  growth   prospects   of  existing   products  and  new  product
            development;

      o     the economic outlook of the industry;

      o     the price of the security and its estimated fundamental value; and

      o     relevant market, economic and political environments.

       The portfolio co-managers use a "bottom up" approach to portfolio management. They emphasize individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. This hands-on approach means that in addition to sophisticated computer analysis, the co-managers conduct in-depth meetings with management, industry analysts and consultants. Through this interaction, the co-managers seek to develop a thorough knowledge of the dynamics of the businesses in which each Fund invests.

       The co-managers assess individual companies from the perspective of a long-term investor. They buy stocks of companies that they believe:

      o     are profitable and leaders in their industry;

      o     have  distinct  products  and  services  that  address   substantial
            markets;

      o can grow annual earnings by at least 20% for the next three to five years; and

      o     have superior proven management and solid balance sheets.

Typically, the Funds sell an individual security when the issuer of that security fails to meet expectations, there is a deterioration of underlying fundamentals or the intermediate and long-term prospects are poor.

Each Fund may loan up to 30% of its total assets in the form of its portfolio securities to unaffiliated broker-dealers, banks or other recognized institutional borrowers to generate additional income. Each Fund receives cash and/or U.S. Treasury obligations as collateral. The Federated Kaufmann Fund may invest up to 15% of its net assets in illiquid securities, while the Kaufmann Fund may invest up to 10% in such securities.

PRINCIPAL RISKS

      Because the Federated Kaufman Fund will have the same investment program as the Kaufmann Fund, the principal risks of the Federated Kaufmann Fund will be the same as those of the Kaufmann Fund. Neither Fund can eliminate risk or assure achievement of its objective, and you may lose money on your investment. The following discussion summarizes some of the more significant risk factors relating to each Fund.

   STOCK MARKET RISKS

      o The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline. The portfolio co-managers attempt to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

   RISKS RELATED TO INVESTING FOR GROWTH

      o Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

   RISKS RELATED TO COMPANY SIZE

      o Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

      o Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

   SECTOR RISKS

      o Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the portfolio co-managers allocate more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

   LIQUIDITY RISKS

      o Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on a Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

      o Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

      o Over-the-counter (OTC) derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

   RISKS RELATED TO FOREIGN INVESTING

      o Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

      o Foreign companies may not provide information (including financial statements) as frequently or completely as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its investment adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

      o Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

   CURRENCY RISKS

      o Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

      o The co-managers attempts to limit currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

   CREDIT RISKS

      o Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

   LEVERAGE RISKS

      o Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

   INTEREST RATE RISKS

      o Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

COMPARISON OF OPERATIONS

INVESTMENT ADVISORY SERVICES

         A Board of Trustees governs the Federated Kaufmann Fund. This Board selects and oversees the Advisers (as defined below), which will manage the Fund's assets, including buying and selling portfolio securities. Federated Investment Management Company, Inc., ("FIMC") a subsidiary of Federated Investors, will act as investment adviser to the Federated Kaufmann Fund, and Federated Global Investment Management Corporation (collectively, with FIMC, the "Advisers") will act as the Federated Kaufmann Fund's sub-adviser. The address of FIMC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of Federated Global Investment Management Corporation is 175 Water Street, New York, New York 10038-9965. Pursuant to an investment advisory agreement, the Federated Kaufmann Fund will pay 1.425% of average net assets to FIMC for investment advisory services. Federated has agreed to waive fees and/or reimburse expenses so that on an annual basis the total net expenses of Class K Shares of the Federated Kaufmann Fund do not exceed 1.95% for two years from the commencement of the Federated Kaufmann Fund's operations.

         The Advisers advise approximately 185 mutual funds and separate accounts, which totaled approximately $130 billion in assets as of September 30, 2000. Federated Investors was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

         Edgemont, incorporated in New York in August 1984, with its principal office at 140 East 45th Street, 43rd Floor, New York, New York 10017, serves as the Kaufmann Fund's investment adviser. Pursuant to an investment advisory agreement, the Kaufmann Fund has agreed to pay 1.50% of average net assets to Edgemont for investment advisory services. Edgemont currently reimburses expenses voluntarily when certain annual operating expenses of the Kaufmann Fund exceed $650,000. Messrs. Utsch and Auriana, the portfolio co-managers of the Kaufmann Fund, are the sole shareholders and control persons of Edgemont.
Pursuant to employment contracts with Federated Investors, Messrs. Utsch and Auriana will continue to perform the services they currently do for the Kaufmann Fund and be responsible for the Federated Kaufmann Fund's day-to day investment operations as Co-Heads of Investment Area. Mr. Utsch is Chairman of the Board and Secretary of Edgemont, and Mr. Auriana is its President and Treasurer. Mr. Utsch has been engaged in the securities business since 1962, and Mr. Auriana since 1965. Messrs. Utsch and Auriana co-founded Edgemont in August 1984 and have managed the Kaufmann Fund since March 15, 1985.

ADMINISTRATIVE AND SHAREHOLDER SERVICES

         Federated Services Company, an affiliate of the Advisers, will provide certain administrative personnel and services necessary to operate the Federated Kaufmann Fund at an effective rate of 0.075% per annum of the average daily net assets of the Federated Kaufmann Fund. Federated Services Company also will provide certain accounting and recordkeeping services with respect to the Federated Kaufmann Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

         The Federated Kaufmann Fund will enter into a Shareholder Services Agreement under which the Fund may make payments of up to 0.25% of the average daily net asset value of its shares to obtain certain personal services for shareholders and the maintenance of shareholder accounts. The Shareholder Services Agreement will provide that Federated Shareholder Services Company ("FSSC"), an affiliate of the Advisers, either will perform shareholder services directly or will select financial institutions or other investment professionals to perform those services. Financial institutions may receive fees based upon services performed and shares owned by their clients or customers. The schedule of those fees and the basis upon which they will be paid will be determined from time to time by the Federated Kaufmann Fund and FSSC.

         Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, will maintain all necessary shareholder records. The Federated Kaufmann Fund will pay the transfer agent a fee based on the size, type and number of accounts and transactions by shareholders.

         Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171, acts as shareholder servicing, dividend paying and transfer agent of the Kaufmann Fund. State Street Bank and Trust Company ("State Street") acts as the Kaufmann Fund's custodian and accounting agent, calculating the net asset value and providing other accounting services to the Fund. State Street also will serve as the Federated Kaufmann Fund's custodian.

DISTRIBUTION SERVICES

         Federated Securities Corp. ("Distributor"), an affiliate of the Advisers, will be the principal distributor for shares of the Federated Kaufmann Fund. AFTER THE REORGANIZATION IS COMPLETED, KAUFMANN FUND SHAREHOLDERS WILL BE ABLE TO ACQUIRE CLASS A SHARES OF ANY OTHER FEDERATED MUTUAL FUND WITHOUT PAYING A FRONT-END SALES CHARGE, ASSUMING THE SHAREHOLDER MEETS THAT FUND'S INVESTMENT MINIMUM REQUIREMENTS. For shareholders who purchased their Kaufmann Fund shares after February 1, 1985, the current 0.20% redemption fee will continue to apply to redemptions of Class K Shares and exchanges into another Federated mutual fund.

         The Federated Kaufmann Fund has adopted a 12b-1 plan permitting it to pay an annual fee in connection with the sale and distribution of its shares of up to 0.50% of the Fund's average daily net assets. Since this fee is paid on an ongoing basis, it may cost more than other types of sales charges over time. When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other, potentially significant, amounts (including items of material value) to investment professionals for marketing and servicing Class K Shares.

         The Federated Kaufmann Fund will offer four share classes: Class A, B, C and K, each representing interests in the same portfolio of securities. Each share class will have different sales charges and /or other expenses, which will affect their performance. Class K Shares will have no front-end or contingent deferred sales charges but are subject to a 0.20% redemption fee.

         Shares of the Kaufmann Fund are self-distributed, i.e., distributed directly by the Kaufmann Fund, and are sold at the net asset value next determined after payment is received. The Kaufman Fund, however, directly or indirectly may pay qualifying broker-dealers, financial institutions and other entities for providing distribution services to the Fund. The Kaufmann Fund has adopted a 12b-1 plan whereby the Fund or Edgemont may finance activities that are primarily intended to result in the sale of Fund shares, including advertising, printing and mailing of prospectuses and reports for prospective shareholders, printing and distribution of advertising material and sales literature and compensation of persons primarily engaged in the sale and marketing of the Kaufmann Fund's shares. According to the 12b-1 plan, the Kaufmann Fund may incur distribution expenses of up to 0.75% per annum of its average net assets.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

         Procedures for the purchase, exchange and redemption of the Federated Kaufmann Fund's Class K Shares will differ slightly from procedures applicable to the purchase, exchange and redemption of the Kaufmann Fund shares. Reference is made to the Prospectus of the Kaufmann Fund, which is incorporated herein by reference, for a complete description of the purchase and redemption procedures applicable to the Kaufmann Fund shares. See Exhibit B for information on the purchase, exchange and redemption procedures of the Federated Kaufmann Fund. Set forth below are the significant differences in the purchase, exchange and redemption procedures of the Federated Kaufmann Fund and the Kaufmann Fund.

         Purchases of shares of each Fund may be made through an investment professional or directly from the Fund. Purchases of Federated Kaufmann Fund shares may also be made through an exchange from another Federated fund. The following chart shows the minimum subsequent investment amounts for the Federated Kaufmann Fund and the Kaufmann Fund:

--------------------------------------------------------------------------------
                                                   SUBSEQUENT INVESTMENT MINIMUM
--------------------------------------------------------------------------------
                                                  FEDERATED
                                                KAUFMANN FUND      KAUFMANN FUND

                                                CLASS K SHARES

--------------------------------------------------------------------------------
REGULAR ACCOUNTS

     BY TELEPHONE                                    $25                 $1000
     BY MAIL                                         $100                $100
     BY AUTOMATIC / SYSTEMATIC INVESTMENT            $50                  $50
     BY PAYROLL DEDUCTION                         NO MINIMUM              $50

--------------------------------------------------------------------------------
IRAS

     BY MAIL                                         $25                  $25
     BY AUTOMATIC / SYSTEMATIC INVESTMENT            $50                  $50
     BY PAYROLL DEDUCTION                         NO MINIMUM              $50
--------------------------------------------------------------------------------

Accounts for both Funds held through investment professionals may be subject to higher or lower minimum investment requirements.

      The following charts compare the exchange features and the redemption features of the Kaufmann Fund and the Federated Kaufmann Fund.

EXCHANGE FEATURES

                          FEDERATED KAUFMANN        KAUFMANN FUND
                          FUND
                          (CLASS K SHARES)
                          ----------------------- -----------------------

Available Funds           Class A Shares of a          Reserve Fund
                          wide variety of
                          domestic equity funds
                          and
                          international/global
                          equity funds as well
                          as money market funds
                          and domestic and
                          international bond
                          funds.

Minimum Amount                Varies by fund              $1,000

Clearance of Transfer       Usually, same day         At least four
                                                      business days

Redemption Fee                    0.20%                   0.20%


Both Funds reserve the right to modify or terminate the exchange privilege at any time.

REDEMPTION FEATURES

                          FEDERATED KAUFMANN FUND
                         (CLASS K SHARES)                    KAUFMANN FUND
                        --------------------------------------------------------

By Telephone                          Yes                         Yes

By Mail                               Yes                         Yes

Through Investment                    Yes                         Yes
Professional

Signature Guarantee       Proceeds sent to address    Same as Federated Kaufmann
Required If:              other than address of       Fund
                          record

                          Payable to someone other    Same as Federated Kaufmann
                          than shareholder of record  Fund

                          Address of record changed   Same as Federated Kaufmann
                          within the last 30 days     Fund

                                 Not Required         Redemption exceeds $30,000

Redemption Fee                       0.20%                       0.20%

Accounts With Low         May be closed if account    May be closed if account
Balances                  falls below $500            falls below $500


DIVIDENDS AND OTHER DISTRIBUTIONS

          The Kaufmann Fund declares and pays, and the Federated Kaufmann Fund will declare and pay, distributions of net capital gain and net investment income annually. With respect to both Funds, unless a shareholder otherwise instructs, dividends and/or capital gain distributions will be reinvested automatically in additional shares at net asset value.

TAX CONSEQUENCES

         As a condition to the Reorganization, the Funds will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Code so that neither Fund nor the Kaufmann Fund shareholders would recognize any gain or loss on the Reorganization. Generally, the tax basis in the Federated Kaufmann Fund's shares received by each Kaufmann Fund shareholder will be the same as the tax basis in his or her shares in the Kaufmann Fund, and each shareholder's holding period for those Federated Kaufmann Fund shares will include the holding period for his or her Kaufmann Fund shares.

         Of course, shareholders may recognize taxable gains or losses if they redeem or exchange their Kaufmann Fund shares before the Reorganization or redeem or exchange their Federated Kaufmann Fund shares after the Reorganization. Shareholders generally will be liable for any taxes that are associated with periodic distributions that occur prior to or after the

Reorganization, which distributions may include realized gains from sales of portfolio securities. Please note that retirement plans and accounts are generally exempt from such tax consequences, although distributions from tax qualified plans are not exempt from tax consequences.

                      INFORMATION ABOUT THE REORGANIZATION

AGREEMENT BETWEEN EDGEMONT AND FEDERATED INVESTORS FOR SALE OF EDGEMONT'S MUTUAL FUND ADVISORY BUSINESS

         On October 20, 2000, Edgemont and Messrs. Utsch and Auriana, as the sole shareholders of Edgemont, entered into an agreement with Federated Investors, whereby Federated agreed to acquire Edgemont's mutual fund advisory business. In addition, Messrs. Utsch and Auriana, the Kaufmann Fund's portfolio co-managers, have entered into employment agreements with Federated Investors to manage the Federated Kaufmann Fund. Under the terms of the acquisition agreement, Federated Investors would pay approximately $200 million, the specific amount to be determined based upon the average daily assets of the Kaufmann Fund for a thirty-day period prior to the closing of the Reorganization. In addition, Federated Investors additionally may pay up to a maximum of $220 million over a period of up to six years following the closing based upon the growth in Federated revenues over that time period. Consummation of the agreement between Federated Investors and Edgemont (which is subject to amendment to reflect an acquisition of either the stock or substantially all the assets of Edgemont) is conditioned upon, among other things, shareholders of the Kaufmann Fund approving the Reorganization, and at the time of signing of the agreement was conditioned upon the Board of the Kaufmann Fund approving the Reorganization.

         In determining to sell its mutual fund advisory business, Edgemont considered its ability to remain competitive in an environment where the amount of assets under management was becoming more and more important to running a successful mutual fund business. After such consideration, Edgemont concluded that larger mutual fund companies will be in the best position to offer excellent products and services to fund shareholders in the years ahead. Edgemont found that Federated Investors, with $130 billion of assets under management across a broad product line, is in a good position to provide such high-quality services to Kaufmann Fund shareholders. The Kaufmann Fund Board subsequently reached the same conclusion after undertaking its own evaluation of Federated Investors, as discussed below. The Reorganization described in this Prospectus/Proxy Statement is being proposed in conjunction with the sale by Edgemont of its mutual fund advisory business to Federated Investors.

CONSIDERATIONS BY THE BOARD

         The directors of the Kaufmann Fund who are not "interested persons," as that term is defined in the 1940 Act (the "Independent Directors"), first formally discussed Federated Investor's interest in reorganizing the Kaufmann Fund into a Federated mutual fund at a regular meeting of the Board of Directors held on October 10, 2000. At the meeting, Messrs. Auriana and Utsch advised the other members of the Board that Federated Investors (together with its subsidiaries) had expressed an interest in acquiring the mutual fund advisory business of Edgemont and the Reorganization of the Kaufmann Fund into a Federated mutual fund. They said that they had been engaged in discussions and negotiations to that end with representatives of Federated. At the meeting, they presented preliminary information to the Board concerning Federated Investors and the Federated Kaufmann Fund. The Board expressed no objection to Messrs. Auriana and Utsch engaging in further discussions and negotiations with Federated concerning Edgemont and the Reorganization of the Kaufmann Fund.

         In connection with these further discussions and negotiations, on October 30, 2000, certain representatives of Federated met with members of the Board and made a presentation concerning Federated and the advantages that the Reorganization would have for Kaufmann Fund investors. At the meeting, these representatives presented information concerning Federated's history, position in the industry, financial soundness, investment management personnel and processes, its shareholder servicing capabilities as well as its familiarity and experience in executing transactions similar to the proposed Reorganization of the Kaufmann Fund. They also stated that the Kaufmann Fund shareholders would continue to be able to purchase shares of the Federated Kaufmann Fund without paying a sales charge. Of particular interest to the Board were the strong marketing capabilities that Federated would be able to provide to the Federated Kaufmann Fund. The representatives reviewed Federated's marketing capabilities and its initial plans for marketing the shares of the Federated Kaufmann Fund.

         The Independent Directors also met with special counsel to Edgemont and a financial consultant to Messrs. Auriana and Utsch in connection with the Edgemont transaction, who described the rudiments of the transaction and answered questions. The Independent Directors then met separately to consider the presentation that had been made by the representatives of Federated. The members were presented with substantial "due diligence" materials and information which had been received by counsel in response to a written request to Federated and which had been promptly forwarded. These "due diligence" materials related to, among other things, the proposed adviser and subadviser to the Federated Kaufmann Fund, the proposed structure and expenses for the Federated Kaufmann Fund, the continuation of the investment objective, strategies and substantially the same policies of the Kaufmann Fund and the service and expense structure of other funds in the Federated fund complex with particular regard to their share distribution methods and their compliance histories. The Independent Directors inquired specifically about the investment advisory fee that the Federated Kaufmann Fund would be charged. It was noted that the investment management fee currently being paid by Kaufmann -- 1.5% per annum -- includes the provision of administrative services and operating personnel by Edgemont. Federated representatives had acknowledged this and explained that they had designed the Federated Kaufmann Fund's fees so that there would be no increase in the Fund's total costs for investment advisory and fund administration services. Thus, the investment advisory fee for Federated Kaufmann Fund would be 1.425% per annum with an additional 0.075% per annum fee payable to Federated Services Company, an affiliate, for administrative services, as described above under "Administrative and Shareholder Services" for a total of 1.5% per annum.

         PLEASE NOTE THAT A VOTE IN FAVOR OF THE PLAN WILL, IN EFFECT, REFLECT YOUR ACKNOWLEDGEMENT OF THE INVESTMENT ADVISORY ARRANGEMENT FOR THE FEDERATED KAUFMANN FUND.

         In connection with their consideration of the Reorganization, the Independent Directors were advised by their outside legal counsel and the Board as a whole was advised by Kaufmann Fund's outside counsel.

         After consideration of the "due diligence" materials that were provided and certain subsequently requested and obtained materials, including a report of the examination of the operation of Federated Shareholder Services Company, the proposed transfer agent, the Board met again on November 20, 2000 to consider approval of the Reorganization. After a thorough discussion and review of the materials and the terms of the Plan with its counsel, the Board, including all the Independent Directors, unanimously approved the Plan and recommended its approval by the Kaufmann Fund shareholders. In approving the Plan, the Board determined that, in its best judgment, it would be in the best interests of the Kaufmann Fund shareholders and that those interests would not be diluted as a result of the Reorganization. In connection with the approval, the Board considered, among other things, the following factors:

      o Messrs. Auriana and Utsch, the Kaufmann Fund's portfolio co-managers, have entered into employment contracts with Federated Investors and would continue to manage the portfolio of Federated Kaufmann Fund after the Reorganization. Additionally, they would have access to the extensive investment advisory resources and personnel of Federated's subsidiaries.

      o The Reorganization will result in Kaufmann Fund shareholders becoming part of the Federated fund family, Federated being one of the largest investment managers in the United States. It advises 185 mutual funds and separate accounts which total approximately $130 billion in assets. It is anticipated that the Kaufmann Fund's association with Federated will help further the Fund's competitive position in the mutual fund industry.

      o The Reorganization will enable current Kaufmann Fund shareholders to continue their investment program with the Federated Kaufmann Fund, which will have the same investment objective and strategies and substantially the same investment policies as the Kaufmann Fund.

      o Kaufmann Fund shareholders will not have to pay a sales charge or redemption fee upon the Reorganization. Moreover, Kaufmann Fund shareholders as of the date of the Reorganization will not have to pay a sales charge upon any future purchases of Federated Kaufmann Fund shares or upon the purchase of Class A (front-end load) shares of any other Federated mutual fund. This will have the added advantage of enabling these shareholders to invest within the Federated fund complex without paying a front-end sales charge.

      o The extensive and experienced marketing and distribution services that will be available to the Federated Kaufmann Fund as a member of the Federated complex of funds, whereas the Kaufmann Fund serves as its own share distributor.

      o Each Fund would receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code so that neither the Federated Kaufmann Fund nor the Kaufmann Fund or its shareholders would recognize any gain or loss on the Reorganization for federal income tax purposes.

      o Neither the Kaufmann Fund nor its shareholders will incur any expenses related to the Reorganization.

      o Because the Reorganization will be effected on the basis that the net asset value of the Federated Kaufmann Fund following the Reorganization will be the same as the net asset value of the Kaufmann Fund immediately prior to the Reorganization, shareholders of the Kaufmann Fund will not experience any dilution in the value of their investments as a result of the Reorganization.

      o There will be no increase in total annual operating expenses for two years after the Reorganization as the result of expense waivers and reimbursements made by Federated.

      o The size of the Federated organization has enabled it to make substantial investments in personnel and technology to provide the required operational services to the Federated Kaufmann Fund and its shareholders.

         The Board did not assign relative weights to the foregoing factors or deem any one or group of them to be controlling in and of themselves.

         The Board of Trustees of Federated Equity Funds (including a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act) approved the Plan on October 19, 2000.

DESCRIPTION OF THE PLAN

         The Plan provides that the Kaufmann Fund will transfer substantially all its assets to the Federated Kaufmann Fund in exchange for Federated Kaufmann Fund Class K Shares to be distributed PRO RATA by the Kaufmann Fund to its shareholders on or about April 6, 2001 (the "Closing Date") (assuming shareholder approval is obtained at the April 6 Special Meeting) and the Federated Kaufmann Fund's assumption of certain Kaufmann Fund liabilities. The Kaufmann Fund will be dissolved following the Reorganization.

         Consummation of the Reorganization is subject to the conditions set forth in the Plan, including receipt by each Fund of an opinion in form and substance reasonably satisfactory to the Funds, as described under the caption "Federal Income Tax Consequences" below. The Plan may be terminated and the Reorganization may be abandoned at any time before or after approval by the Kaufmann Fund shareholders prior to the Closing Date by either party if it believes that consummation of the Reorganization would not be in the best interests of its shareholders.

         Pursuant to a separate agreement, Federated Investors and Edgemont are responsible for the payment of the Funds' expenses related to consummating the Reorganization. Such expenses include accountants' fees, legal fees, registration fees, the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Kaufmann Fund shareholders and the costs of holding the Special Meeting (as hereinafter defined). Even if the Reorganization is not consummated, Federated and Edgemont will split the proxy-related expenses.

         The foregoing description of the Plan is qualified in its entirety by its terms and provisions. The form of the Plan is attached hereto as EXHIBIT A and incorporated herein by this reference.

DESCRIPTION OF FEDERATED KAUFMANN FUND SHARES

         Full and fractional Class K Shares (rounded to the third decimal place) of the Federated Kaufmann Fund will be issued without the imposition of a sales charge or other fee to the Kaufmann Fund shareholders in accordance with the procedures described above. Shares of the Federated Kaufmann Fund to be issued to Kaufmann Fund shareholders under the Plan will be fully paid and non-assessable by Federated Equity Funds when issued transferable without restriction and have no preemptive or conversion rights.

FEDERAL INCOME TAX CONSEQUENCES

         As a condition to the Reorganization, each Fund will receive an opinion of counsel substantially to the effect that, on the basis of the existing provisions of the Code and tax regulations, current administrative rules and court decisions, for federal income tax purposes: (1) the Reorganization will qualify as a "reorganization" under section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code; (2) the Kaufmann Fund will recognize no gain or loss on the transfer of its assets to the Federated Kaufmann Fund in exchange solely for Federated Kaufmann Fund Class K Shares and the Federated Kaufmann Fund's assumption of certain Kaufmann Fund liabilities or on the subsequent distribution of those shares to the Kaufmann Fund shareholders in constructive exchange for their Kaufmann Fund shares; (3) the Federated Kaufmann Fund will recognize no gain or loss on its receipt of those assets in exchange solely for its shares and its assumption of those liabilities; (4) the Federated Kaufmann Fund's basis in those assets will be the same as the Kaufmann Fund's basis therein immediately before the Reorganization, and the Federated Kaufmann Fund's holding period for those assets will include the Kaufmann Fund's holding period therefor; (5) a Kaufmann Fund shareholder will recognize no gain or loss on the constructive exchange of the shareholder's Kaufmann Fund shares solely for Federated Kaufmann Fund shares pursuant to the Reorganization;+ (6) a Kaufmann Fund shareholder's aggregate basis in the Federated Kaufmann Fund shares the

----------
+ Of course, shareholders may recognize taxable gains or losses if they redeem or exchange their Kaufmann Fund shares before the Reorganization or redeem or exchange their Federated Kaufmann Fund shares after the Reorganization. Shareholders generally will be liable for any taxes that are associated with periodic distributions that occur prior to or after the Reorganization, which distributions may include realized gains from sales of portfolio securities. Please note that retirement plans and accounts are generally exempt from such tax consequences, although distributions from tax qualified plans are not exempt from tax consequences.

shareholder receives in the Reorganization will be the same as the aggregate basis in the shareholder's Kaufmann Fund shares to be constructively surrendered in exchange for those Federated Kaufmann Fund shares, and the shareholder's holding period for those Federated Kaufmann Fund shares will include the shareholder's holding period for those Kaufmann Fund shares, provided the shareholder holds them as capital assets at the time of the Reorganization; and
(7) for purposes of section 381 of the Code, the Federated Kaufmann Fund will be treated as if there had been no Reorganization.

         The foregoing opinion may state that no opinion is expressed as to the effect of a Reorganization on either Fund or any Kaufmann Fund shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to market system of accounting.

          You should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. Neither Fund expects to seek a ruling from the IRS regarding the tax consequences of the Reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the
Reorganization and was successful, neither of which is anticipated, the Reorganization would be treated as a taxable sale of assets of the Kaufmann Fund, followed by the taxable liquidation thereof.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS AND OBLIGATIONS

      The chart below describes some of the differences between your rights under state law and each Fund's organizational documents as a shareholder of the Kaufmann Fund and your rights as a shareholder of the Federated Kaufmann Fund. The Kaufmann Fund is organized as Maryland corporation, and the Federated Kaufmann Fund is a series of Federated Equity Funds, a Massachusetts business trust.

------------------------------- ---------------------------------- -------------------------------------
                                            KAUFMANN                            FEDERATED
           CATEGORY                           FUND                                 FUND
------------------------------- ---------------------------------- -------------------------------------
1.      Preemptive Rights       None                               None
------------------------------- ---------------------------------- -------------------------------------
2.      Preferences             None                               None
------------------------------- ---------------------------------- -------------------------------------
3.      Appraisal Rights        None                               None
------------------------------- ---------------------------------- -------------------------------------
4.      Conversion Rights       None                               None
------------------------------- ---------------------------------- -------------------------------------
5.      Exchange Rights (not    None                               None
        including  right to
        exchange among Funds)
------------------------------- ---------------------------------- -------------------------------------
6.      Shareholder Rights      No   right   to   call   for  any  No right to call for any partition
                                partition    or    division    of  or division of property, profits,
                                property,   profits,   rights  or  rights or interest of Federated
                                interests of the Fund              Equity Funds
------------------------------- ---------------------------------- -------------------------------------
7.      Annual meetings         No annual meetings required        Same as the Kaufmann Fund
------------------------------- ---------------------------------- -------------------------------------
8.      Right to call meeting   Shall  be  called  upon   written  Shall be called upon request of
        of shareholders         request of  shareholders  holding  shareholders owning at least 10% of
                                at   least   25%  of  the   votes  the votes entitled to be cast at
                                entitled   to  be   cast  at  the  the meeting
                                meeting
------------------------------- ---------------------------------- -------------------------------------
9.      Notice  of  meetings    Mailed  to  each  shareholder      Mailed  to each shareholder entitled
                                entitled to vote not less than     to vote at least seven days before
                                10 days,  nor more than 90 days    the meeting before
                                the meeting
------------------------------- ---------------------------------- -------------------------------------
10.     Record date for         Directors may close the share      Trustees may close the share
        meetings                transfer book for a period not     transfer book for a period not
                                exceeding 90 days and not less     exceeding 60 days prior to the date
                                than 10 days prior to the date     of any meeting of the shareholders
                                of any meeting of the
                                shareholders
------------------------------- ---------------------------------- -------------------------------------
11.     Election of Directors   A plurality of the votes cast at   Same as the Kaufmann Fund
        or Trustees             the meeting
------------------------------- ---------------------------------- -------------------------------------
12.     Adjournment of          Majority of shares represented     Same as the Kaufmann Fund
        meetings                at meeting or by proxy entitled
                                to vote may vote to adjourn
------------------------------- ---------------------------------- -------------------------------------
13.     Removal of Directors    May be removed from office by a    May be removed by a vote of at
        or Trustees by          vote of a majority of the Fund's   least two-thirds of the outstanding
        Shareholders            outstanding shares                 shares of Federated Equity Funds
------------------------------- ---------------------------------- -------------------------------------
14.     Personal Liability of   None                               Under Massachusetts law, there is a
        Shareholders                                               possibility that a shareholder may
                                                                   be  personally  liable;  however,
                                                                   the Trust's  Declaration of Trust
                                                                   requires  the  Trust  to use  its
                                                                   property to protect or compensate
                                                                   the  shareholder if a shareholder
                                                                   is held personally liable for the
                                                                   Trust's obligations
------------------------------- ---------------------------------- -------------------------------------
15.     Par Value               Each  share  has a par  value  of  No par value
                                $.01
------------------------------- ---------------------------------- -------------------------------------

CAPITALIZATION

         The following table sets forth the unaudited capitalization of the Kaufmann Fund and of the Federated Kaufmann Fund as of December 29, 2000:

                             FEDERATED      KAUFMANN FUND
                              KAUFMANN
                                FUND
                            -------------  ----------------

       Net Assets........       N/A        $3,374,970,239.27

       Net Asset Value                                 $4.43
       Per Share.........       N/A
       Shares Outstanding                        761,960,248



                     ADDITIONAL INFORMATION ABOUT THE FEDERATED FUND
                              AND THE KAUFMANN FUND

FEDERATED KAUFMANN FUND

      Information about the Federated Kaufmann Fund is contained in this Prospectus/Proxy Statement and in the Statement of Additional Information dated January 9, 2001 (relating to this Prospectus/Proxy Statement), which is incorporated herein by this reference. A copy of the Statement of Additional Information may be obtained without charge by writing the Federated Kaufmann Fund at 5800 Corporate Drive, Pittsburgh, PA 15237-7000 or by calling 1-800-341-7400.

KAUFMANN FUND

      Information about the Kaufmann Fund is contained in its current Prospectus, Annual Report to Shareholders, and Statement of Additional Information, dated May 1, 2000 and in the Statement of Additional Information (relating to this Prospectus/Proxy Statement), each of which is incorporated herein by this reference. Copies of the Kaufmann Fund's current Prospectus, Annual Report and Statement of Additional Information, which have been filed with the SEC, may be obtained upon request and without charge from the Kaufmann Fund by calling 1-800-261-0555, or by writing to The Kaufmann Fund, Inc., 140 East 45th Street, New York, New York 10017. The Kaufmann Fund is subject to the informational requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, charter documents and other information filed by the Kaufmann Fund can be obtained by calling or writing the Kaufmann Fund and can also be inspected at the public reference facilities maintained by the SEC or obtained at prescribed rates at the addresses listed in the previous section or from the SEC's Internet site at http://www.sec.gov.

                               VOTING INFORMATION

          This Prospectus/Proxy Statement is furnished in connection with the solicitation by the Board of proxies for use at the Special Meeting of Shareholders to be held on April 6, 2001 at 2:00 p.m., Eastern Time, at the offices of Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, and at any adjournments thereof (the "Special Meeting"). The proxy confers discretionary authority on the persons designated therein to vote on other business not currently contemplated which may properly come before the Special Meeting. A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon; if no instructions are given, such proxy will be voted in favor of the Plan. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Kaufmann Fund an instrument revoking the proxy, by submitting a proxy bearing a later date or by attending and voting at the Special Meeting.

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Federated Investors and Edgemont pursuant to a separate agreement. In addition to solicitations through the mails, proxies may be solicited by officers, employees and agents of Edgemont. Such solicitations may be by telephone, telegraph or personal contact. Federated Investors and Edgemont will share the cost of reimbursing custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

         INTERNET VOTING IS AVAILABLE AT WWW.PROXYVOTE.COM. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE AT 1-800-690-6903, OR BY COMPLETING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. It is expected that Shareholder Communications Corp. ("SCC") will be hired to assist in the proxy solicitation. For soliciting services, estimated proxy expenses total $467,000, and such expenses will be borne by Edgemont and Federated Investors, not by the Kaufmann Fund. If votes are recorded by telephone, SCC will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         The Board of Directors of the Kaufmann Fund has fixed the close of business on January 8, 2001 as the record date for the determination of shareholders of the Kaufmann Fund entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Each share of the Kaufmann Fund is entitled to one vote and fractional shares have proportionate voting rights. Only shareholders of record as of the record date are entitled to vote on the proposal. As of the record date, the Kaufmann Fund had 759,725,317 shares issued and outstanding.

         On the record date, the Directors and officers of the Kaufmann Fund owned in the aggregate less than 1% of the outstanding shares of the fund. To the best knowledge of the Kaufmann Fund, as of the record date, no person, except as set forth in the table below, owned beneficially or of record 5% or more of the outstanding shares of the Kaufmann Fund.++

                                                        PERCENT OF
                                        SHARES OWNED    OUTSTANDING
         NAME AND ADDRESS               OF RECORD       SHARES
         ---------------------------------------------------------------

         Charles Schwab & Co. Inc.
         101 Montgomery Street
         San Francisco, CA 94140-4122   112, 952,813    14.87%


         National Financial Services
         200 Liberty Street
         New York, NY  10281-550        51,250,877      6.75%


         Approval of the Plan with respect to the Kaufmann Fund requires the affirmative vote, in person or by proxy, of two-thirds of all the votes entitled to be cast on the matter. In the event that shareholders of the Kaufmann Fund do not approve the Plan, the Reorganization will not occur and the Board will consider other options including assignment of the advisory contract.

         In order for the shareholder meeting to go forward there must be a quorum. This means that at least a majority of the Kaufmann Fund's shares entitled to be cast at the meeting must be represented at the meeting - either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. Abstentions and broker non-votes will be counted as shares present at the meeting in determining whether a proposal has been approved, and will have the same effect as a vote "against" the proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

         In the event that at the time the meeting is called to order a quorum is not present, the holders of a majority of the shares present in person or represented by proxy shall have power to adjourn the meeting. If a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any

-------------
++ As of the record date, the Federated Kaufmann Fund has not commenced operations and has no shareholders.

adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjournment of the meeting).

OTHER MATTERS

         Management of the Kaufmann Fund knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting.
However, if any other business shall properly come before the Special Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

BOARD RECOMMENDATION

         After carefully considering the issues involved, the Board has unanimously concluded that the proposed Reorganization is in the best interests of the Kaufmann Fund shareholders. The Board recommends that you vote to approve the Plan. Whether or not shareholders expect to attend the Special Meeting, all shareholders are urged to sign, fill in and return the enclosed proxy form promptly.

                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      This AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of ______ __, 2001, between The Kaufmann Fund, Inc., a Maryland corporation ("Old Fund"), and Federated Equity Funds, a Massachusetts business trust ("Trust"), on behalf of Federated Kaufmann Fund, a segregated portfolio of assets ("series") thereof ("New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Old Fund and Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies"). All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by New Fund are made and shall be taken or undertaken by Trust on its behalf.

      Old Fund intends to change its identity, form, and place of organization -- by converting to a series of Trust -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Old Fund desires to accomplish such conversion by transferring substantially all of its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of beneficial interest in New Fund and New Fund's assumption of certain of Old Fund's liabilities, followed by the distribution of those shares PRO RATA to the holders of shares of common stock of Old Fund ("Old Fund Shares"), all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations")). All such transactions are referred to herein as the "Reorganization."

      Old Fund has a single class of shares. New Fund's shares of beneficial interest will be divided into multiple classes of shares, including Class K shares. Only New Fund's Class K shares ("New Fund Shares") are involved in the Reorganization.

      In consideration of the mutual promises herein contained, the parties agree as follows:

1.    PLAN OF REORGANIZATION

      1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor --

            (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

            (b) to assume Old Fund's liabilities described in the first sentence of paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 2.1).

      1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund (other than its leasehold interest under a lease dated January 1, 1996, as amended, between it and Manhattan Pacific Management Company, Inc. ("Lease") and assets excepted pursuant to paragraph 3.3.4) at the Effective Time (as defined in paragraph 2.1).

      1.3. Subject to the remainder of this paragraph 1.3, the Liabilities shall include only Old Fund's liabilities, debts, obligations, and duties with respect to (a) portfolio transactions (made in accordance with applicable investment limits) that have not yet settled in the ordinary course of business, and investment contracts, including options, futures, and forward contracts (made in accordance with such limits), that are open, as of the Effective Time, (b) requests for redemptions of Old Fund Shares pursuant to section 22(e) of the Investment Company Act of 1940, as amended ("1940 Act"), that have been received in good order by Old Fund but not yet fulfilled as of the Effective Time, and
(c) current liabilities incurred in the ordinary course of Old Fund's business as an investment company (excluding extraordinary items). The Liabilities shall not include any other of Old Fund's liabilities, debts, obligations, or duties of whatever kind or nature. Old Fund agrees (x) to use its commercially reasonable best efforts to identify all of its liabilities, debts, obligations, and duties before the Effective Time and (y) to discharge all such known liabilities, debts, obligations, and duties at or before the Effective Time.

      1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Share(s) issued pursuant to paragraph 5.7 shall be redeemed by New Fund at the subscription price therefor and (b) Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by Trust's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

      1.5. When the New Fund Shares are distributed pursuant to paragraph 1.4, all outstanding Old Fund Shares, including any represented by certificates, shall be canceled on Old Fund's share transfer books. No redemption or repurchase of New Fund Shares credited to a Shareholder's account in respect of Old Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Trust for cancellation or, if such certificates are lost or misplaced, lost certificate affidavits and/or such other documentation that is satisfactory to Trust or its transfer agent have been executed and delivered thereto.

      1.6. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

      1.7. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

      1.8. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2.    CLOSING AND EFFECTIVE TIME

      2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at Trust's principal office on the "Closing Date" (as defined in Section 2.5 of the agreement among Edgemont Asset Management Corporation ("Edgemont"), Lawrence Auriana, and Hans P. Utsch (each a "Seller") and Federated Investors, Inc. ("Federated") dated as of October 20, 2000, regarding Federated's acquisition of Edgemont's investment advisory business, as such agreement may be amended from time to time ("Acquisition Agreement")), or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time").

      2.2. Old Fund shall deliver to Trust at the Closing a schedule of the Assets as of the Effective Time, which shall set forth the adjusted basis and holding period for federal income tax purposes, by lot, of all portfolio securities included therein and all other Assets. Old Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund's custodian at the Effective Time (or as soon as is reasonably practicable thereafter) and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

      2.3. Old Fund's transfer agent shall deliver to Trust's transfer agent at the Closing a statement of an authorized officer thereof certifying that its records contain the names and addresses of the Shareholders and the number of outstanding Old Fund Shares owned by each Shareholder, all as of the Effective Time. Trust's transfer agent shall deliver at the Closing (or as soon as is reasonably practicable thereafter) a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. Trust or its transfer agent shall issue and deliver a confirmation to Old Fund evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Old Fund that such New Fund Shares have been credited to Old Fund's account on such books. At the Closing, each Investment Company shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Investment Company or its counsel reasonably requests.

      Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by a duly appointed officer in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

      Each Investment Company has delivered to the other on execution hereof a statement executed in its name by a duly appointed officer and addressed to the other ("Certificate"), and shall deliver a Certificate to the other at the Closing, certifying (as of the date hereof and the Effective Time, respectively) as to any exceptions to the representations contained in paragraphs 3.1.6., 3.1.7., 3.1.8., and 3.1.13. (in Old Fund's case) and 3.2.7. and 3.2.8. (in
Trust's case) or, if that is the case, the absence of any such exceptions.

3.    REPRESENTATIONS AND WARRANTIES

      3.1.  Old Fund represents and warrants as follows:

            3.1.1. Old Fund is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland; it has the power to carry on its business as now being conducted and to carry out this Agreement; and its Articles of Incorporation and Articles of Amendment (collectively, "Articles of Incorporation") are on file with the Department of Assessments and Taxation of Maryland;

            3.1.2. Old Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

            3.1.3. All Old Fund Shares outstanding at the Effective Time will have been duly authorized and duly and validly issued and outstanding shares of Old Fund, fully paid and non-assessable;

            3.1.4. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and on delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

            3.1.5. Old Fund's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            3.1.6. Old Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, applicable law or any provision of its Articles of Incorporation or By-Laws or of any agreement, instrument, lease, or other undertaking to which it is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which it is a party or by which it is bound, except as otherwise disclosed in a Certificate by Old Fund accepted by Trust;

            3.1.7. Except as otherwise disclosed in a Certificate by Old Fund accepted by Trust, all material contracts and other commitments of or applicable to Old Fund (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted to be taken by any other party thereto prior to the Closing;

            3.1.8. Except as otherwise disclosed in a Certificate by Old Fund accepted by Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Old Fund's knowledge) threatened against Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

            3.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Old Fund's board of directors; and, subject to approval by its shareholders, this Agreement constitutes a valid and legally binding obligation of Old Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

            3.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders;

            3.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, or applicable state securities laws for the execution or performance of this Agreement by Old Fund, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Trust on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement, and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

            3.1.12. On the effective date of the Registration Statement, at the time of the Shareholders' Meeting (as defined in paragraph 4.2), and at the Effective Time, the Registration Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Registration Statement made in reliance on and in conformity with information furnished by Trust or Federated for use therein;

            3.1.13. There are no Liabilities other than Liabilities disclosed or provided for in Old Fund's financial statements referred to in paragraph
      3.1.20 and Liabilities incurred by Old Fund in the ordinary course of its business subsequent to June 30, 2000, or otherwise disclosed in a Certificate by Old Fund accepted by Trust, none of which has been materially adverse to the business, assets, or results of Old Fund's operations;

            3.1.14. Old Fund qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; the Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

            3.1.15. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

            3.1.16. Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

            3.1.17. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

            3.1.18. During the five-year period ending on the Closing Date, neither Old Fund nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations without regard to section 1.368-1(e)(3)(i)(A) thereof) to Old Fund will have directly or through any transaction, agreement, or arrangement with any other person, (a) acquired Old Fund Shares with consideration other than Old Fund Shares, except for shares redeemed in the ordinary course of Old Fund's business as an open-end investment company as required by the 1940 Act, or (b) made distributions with respect to Old Fund Shares, except for (i) dividends qualifying for the deduction for dividends paid (as defined in section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code and (ii) additional distributions, to the extent they do not exceed 50% of the value (without giving effect to such distributions) of the proprietary interest in Old Fund on the Closing Date;

            3.1.19. Old Fund's federal income and excise tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended December 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

            3.1.20. Old Fund's financial statements for the year ended December 31, 1999, and for the six months ended June 30, 2000, as delivered to Trust, fairly represent Old Fund's financial position as of such respective dates and the results of its operations and changes in its net assets for the respective period then ended; and

            3.1.21. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares.

      3.2. Trust represents and warrants as follows:

            3.2.1. Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; it has the power to carry on its business as now being conducted and to carry out this Agreement on behalf of New Fund; and a copy of its Amended and Restated Declaration of Trust ("Declaration of Trust") is on file with the Secretary of the Commonwealth of Massachusetts;

            3.2.2. Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

            3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of Trust;

            3.2.4. New Fund has not commenced operations and will not do so until after the Closing; and before the Effective Time there will be no issued and outstanding shares in New Fund or any other securities issued by it, except as provided in paragraph 5.7;

            3.2.5. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

            3.2.6. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable by Trust;

            3.2.7. New Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, applicable law or any provision of the Declaration of Trust or Trust's By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which New Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which New Fund is a party or by which it is bound, except as otherwise disclosed in a Certificate by Trust accepted by Old Fund;

            3.2.8. Except as otherwise disclosed in a Certificate by Trust accepted by Old Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Trust's knowledge) threatened against Trust or any of its properties or assets that, if adversely determined, would materially and adversely affect New Fund's financial condition or the conduct of its business; and Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

            3.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Trust's board of trustees (together with Old Fund's board of directors, the "Boards"); no approval of this Agreement by New Fund's shareholders is required under the Declaration of Trust, Trust's By-Laws, or applicable law; and this Agreement constitutes a valid and legally binding obligation of New Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

            3.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, the 1940 Act, or applicable state securities laws for the execution or performance of this Agreement by Trust, except for (a) the filing with the SEC of the Registration Statement, (b) the filing with the SEC of an amendment to Trust's registration statement on Form N-1A, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

            3.2.11. On the effective date of the Registration Statement, at the time of the Shareholders' Meeting, and at the Effective Time, the Registration Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Registration Statement made in reliance on and in conformity with information furnished by Old Fund or any Seller for use therein;

            3.2.12. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

            3.2.13. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to New Fund, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

            3.2.14. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Old Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; and New Fund has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC;

            3.2.15. There is no plan or intention for New Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

            3.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

      3.3. Each Investment Company represents and warrants as follows:

            3.3.1. The fair market value of the New Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Old Fund Shares constructively surrendered in exchange therefor;

            3.3.2. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

            3.3.3. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

            3.3.4. Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets distributed to shareholders who receive cash or other property -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal income and capital gain dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

            3.3.5. None of the compensation received by any Shareholder who is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares held by such Shareholder; none of the New Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services; and

            3.3.6. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").

4.    COVENANTS

      4.1. Old Fund covenants to operate its business in the ordinary course between the date hereof and the Closing, it being understood that such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by its normal business activities.

      4.2. Old Fund covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Shareholders' Meeting").

      4.3. Old Fund covenants that the New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

      4.4. Old Fund covenants that it will assist Trust in obtaining information Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

      4.5. Old Fund covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Trust at the Closing.

      4.6. Each Fund covenants to cooperate in preparing the Registration Statement in compliance with applicable federal and state securities laws.

      4.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) New Fund, title to and possession of all the Assets, and (b) Old Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

      4.8. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.    CONDITIONS PRECEDENT

      Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time and (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time. In addition, each Fund's obligations hereunder shall be subject to the further conditions set forth in paragraphs 5.1, 5.2, 5.3, and 5.6, Old Fund's obligations hereunder shall be subject to the further conditions set forth in paragraphs 5.4, 5.7, and 5.8, and New Fund's obligations hereunder shall be subject to the further condition set forth in paragraph 5.5, each such condition to be satisfied at or before the Effective Time:

      5.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Old Fund's shareholders in accordance with its Articles of Incorporation and By-Laws and applicable law.

      5.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

      5.3. At the Effective Time, (a) no statute, rule, regulation, order, decree, or injunction shall have been enacted, entered, promulgated, or enforced by any court or governmental authority that prohibits or materially restricts consummation of the Reorganization and (b) there shall not be any suit, action, investigation, inquiry, or other proceeding instituted or pending by any foreign, federal, state, or local court, legislative body, administrative agency or commission, or other governmental authority or instrumentality that seeks to enjoin or otherwise prevent consummation of the transactions contemplated hereby.

      5.4. Old Fund shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP, counsel to Trust, substantially to the effect that:

            5.4.1. New Fund is a duly established series of Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with requisite power under the Declaration of Trust to own all its properties and assets and, to the knowledge of such counsel, to carry on its business as then being conducted;

            5.4.2. This Agreement has been duly authorized, executed, and delivered by Trust on behalf of New Fund; no approval of this Agreement by New Fund's shareholders is required under the Declaration of Trust, Trust's By-Laws, or applicable law; and assuming due authorization, execution, and delivery of this Agreement by Old Fund, this Agreement is a valid and legally binding obligation of Trust with respect to New Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

            5.4.3. The New Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable by Trust;

            5.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or Trust's By-Laws or any provision of any agreement (known to such counsel) to which Trust (with respect to New Fund) is a party or by which it is bound or (to the knowledge of such counsel) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to New Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in a Certificate by Trust accepted by Old Fund;

            5.4.5. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Trust (on behalf of New Fund) of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

            5.4.6. Trust is registered with the SEC as an investment company under the 1940 Act, such registration is in full force and effect, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

            5.4.7. To the knowledge of such counsel, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Trust (with respect to New Fund) and (b) Trust (with respect to New Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects New Fund's business, except as set forth in such opinion or as otherwise disclosed in a Certificate by Trust accepted by Old Fund.

In rendering such opinion, such counsel may (1) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel reasonably acceptable to Old Fund, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge (without any independent inquiry or investigation) of attorneys then with such counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

      5.5. Trust shall have received an opinion of Pepper Hamilton LLP, counsel to Old Fund, under the laws of the State of Maryland substantially to the effect that:

            5.5.1. Old Fund is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Maryland with requisite power under its Articles of Incorporation to own all its properties and assets and, to the knowledge of such counsel, to carry on its business as then being conducted;

            5.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Old Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Trust on behalf of New Fund, is a valid and legally binding obligation of Old Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

            5.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Old Fund's Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel) to which Old Fund is a party or by which it is bound or (to the knowledge of such counsel) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Old Fund is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in a Certificate by Old Fund accepted by Trust;

            5.5.4. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Old Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

            5.5.5. Old Fund is registered with the SEC as an investment company under the 1940 Act, such registration is in full force and effect, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

            5.5.6. To the knowledge of such counsel, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Old Fund or any of its properties or assets and (b) Old Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business, except as set forth in such opinion or as otherwise disclosed in a Certificate by Old Fund accepted by Trust.

In rendering such opinion, such counsel may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit such opinion to applicable federal and state law, and (3) define the word "knowledge" and related terms to mean the knowledge (without any independent inquiry or investigation) of attorneys then with such counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

      5.6. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which such counsel may treat as representations and warranties made to it, and in separate letters addressed to such counsel and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

            5.6.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Old Fund Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

            5.6.2. Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

            5.6.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

            5.6.4. New Fund's basis in the Assets will be the same as Old Fund's basis therein immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

            5.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

            5.6.6. A Shareholder's aggregate basis in the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis in its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided the Shareholder held them as capital assets at the Effective Time; and

            5.6.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

      5.7. Prior to the Closing, Trust's trustees shall have authorized the issuance of, and New Fund shall have issued, one or more New Fund Shares to Federated or an affiliate thereof to vote on the matters referred to in paragraph 5.8.

      5.7. Trust (on behalf of and with respect to New Fund) shall have entered into an investment advisory contract, a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements necessary for New Fund's operation as a series of an open-end investment company (collectively, "agreements"). The material terms of such agreements, in the aggregate, shall not be materially less favorable with respect to the New Fund Shares than the terms thereof approved by Trust's trustees, including such of those trustees who are not "interested persons" thereof (as defined in the 1940 Act), at their meeting on October 19, 2000. In addition, each such agreement shall have been approved, to the extent required by law, by Federated or an affiliate thereof as New Fund's sole initial shareholder.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions running in its favor (except that set forth in paragraph 5.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

6.    BROKERAGE FEES AND EXPENSES

      6.1 Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either Investment Company in connection with the transactions provided for herein.

      6.2 Neither Fund will bear any Reorganization Expenses, which will be borne by the parties to the Acquisition Agreement as provided therein.

7.    ENTIRE AGREEMENT; NO SURVIVAL

      Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.    TERMINATION

      This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

       8.1 By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Acquisition Agreement is terminated in accordance with
Section 8.1 thereof; or

       8.2  By the parties' mutual agreement.

In the event of termination  under paragraphs  8.1(c) or (d) or 8.2, there shall
be  no   liability   for   damages   on  the  part  of  either   Fund,   or  the
trustees/directors or officers of either Investment Company, to the other Fund.

9.    AMENDMENT

      This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in any manner mutually agreed on in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

10.   MISCELLANEOUS

      10.1 This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

      10.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

      10.3 Old Fund acknowledges that Trust is a Business Trust. This Agreement is executed by Trust on behalf of New Fund and by its trustees and/or officers in their capacities as such, and not individually. Trust's obligations under this Agreement are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against New Fund's assets and property; and a trustee of Trust shall not be personally liable hereunder to Old Fund or its directors or shareholders for any act, omission, or obligation of Trust or any other trustee thereof. Old Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to New Fund's assets and property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

      10.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                                    THE KAUFMANN FUND, INC.




                                    By:
                                         -------------------------
                                          Hans P. Utsch
                                          President and Treasurer

                                    FEDERATED EQUITY FUNDS
                                      on behalf of its series,
                                      Federated Kaufmann Fund

                                    By:
                                         -------------------------
                                          Amanda J. Reed
                                          Assistant Secretary

                                    EXHIBIT B

                      PURCHASE, REDEMPTION AND EXCHANGE INFORMATION
                         FOR THE FEDERATED KAUFMANN FUND

WHAT DO SHARES COST?

When the Fund receives your transaction request in proper form (as described below) it is processed at the next calculated net asset value (NAV). NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the New York Stock Exchange (NYSE) is open. If the Fund purchases foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem shares. The Fund generally values equity securities according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).

Keep in mind that investment professionals may charge you fees for their services in connection with your share transactions.

HOW TO PURCHASE SHARES OF FEDERATED KAUFMANN FUND

You may purchase shares through an investment professional or directly from the Fund or through an exchange from another Federated mutual fund. The Fund reserves the right to reject any request to purchase or exchange shares.

THROUGH AN INVESTMENT PROFESSIONAL

o Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

o Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of shares and your shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Kaufmann Fund or Federated Shareholder Services Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Kaufmann Fund and the shares will be priced at the next calculated NAV after the Fund receives the order.

BY WIRE Send your wire to:

  State Street Bank and Trust Company
  Boston, MA
  Dollar Amount of Wire

  ABA Number 011000028
  For Credit to BFDS account 99050874
  Federated Kaufmann Fund
  Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

BY CHECK

Make your check payable to THE FEDERATED FUNDS, note your account number on the check, and mail it to:

  Federated Kaufmann Fund
  P.O. Box 8331
  Boston, MA 02266-8331

If you send your check by a PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE that requires a street address, mail it to:

  Boston Financial Data Services
  c/o Federated Kaufmann Fund
  66 Brooks Drive
  Braintree, MA 02184

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds).

BY SYSTEMATIC INVESTMENT PROGRAM

You may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your investment professional. The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARING HOUSE (ACH)

You may purchase  additional Shares through a depository  institution that is an
ACH  member.   This  purchase  option  can  be  established  by  completing  the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

HOW TO REDEEM AND EXCHANGE SHARES

You should redeem or exchange Shares:

o through an investment professional if you purchased shares through an investment professional; or

o directly from the Fund if you purchased shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption or exchange request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

BY TELEPHONE

You may redeem or exchange Shares by simply calling the Fund at 1-800-261-0555.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

BY MAIL

You may redeem or exchange Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

  Federated Kaufmann Fund
  P.O. Box 8331
  Boston, MA 02266-8331

If you send your check by PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE that requires a street address, mail to:

  Boston Financial Data Services
  c/o Federated Kaufmann Fund
  66 Brooks Drive
  Braintree, MA 02184

All requests must include:

o Fund Name and Share Class, account number and account registration;

o amount to be redeemed or exchanged; and

o signatures of all shareholders exactly as registered; and

o IF EXCHANGING, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your investment professional or the Fund if you need special instructions.

SIGNATURE GUARANTEES Signatures must be guaranteed if:

o your redemption will be sent to an address other than the address of record;

o your redemption will be sent to an address of record that was changed within the last 30 days;

o a redemption is payable to someone other than the shareholder(s) of record; or

o IF EXCHANGING (TRANSFERRING) into another fund with a different shareholder registration.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

o an electronic transfer to your account at a financial institution that is an ACH member; or

o wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

REDEMPTION IN KIND

Although the Fund intends to pay share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

o to allow your purchase to clear;

o during periods of market volatility; or

o when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund even if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of Class K into Class A Shares of another Federated mutual fund. To do this, you must:

o ensure that the account registrations are identical;

o meet any minimum initial investment requirements; and

o receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

If you purchased Class K Shares after February 1, 1985, the current 0.20% redemption fee will continue to apply to redemptions and exchanges into other funds advised by Federated Investors.

The Federated Kaufman Fund may modify or terminate the exchange privilege at any time. The Federated Kaufman Fund's management or investment adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Federated Kaufman Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Federated mutual funds.

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your investment professional or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

TELEPHONE TRANSACTIONS

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

SHARE CERTIFICATES

The Fund does not issue share certificates.

ACCOUNT AND SHARE INFORMATION

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be primarily capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

      THE KAUFMANN FUND                                                   The Kaufmann Fund, Inc.
                                                                           140 East 45th Street
                                                                         New York, New York 10017

                                                                      NOTICE OF A SPECIAL MEETING OF
                                                                               SHAREHOLDERS

                                                                       This proxy is being solicited on behalf
                                                             of the Board of Directors  of The Kaufmann  Fund,
                                                             Inc.  ("Fund").   The  undersigned   appoints  as
                                                             proxies Hans P. Eutsch,  Lawrence Auriana, Judith
                                                             Reardon and Lucy  Muccio,  and each of them (with
                                                             power   of   substitution),   to  vote   all  the
                                                             undersigned's  shares in the Fund at the  Special
                                                             Meeting  of  Shareholders  to be held on April 6,
                                                             2001, at 2:00 p.m. Eastern Time at 3000 Two Logan
                                                             Square,  18th and Arch Street,  Philadelphia,  PA
                                                             19103, and any adjournment  thereof  ("Meeting"),
                                                             with all the power the undersigned  would have if
                                                             personally present.

                                                                       The  shares  represented  by this proxy
                                                             will be voted as instructed.  Unless indicated to
                                                             the contrary, this proxy shall be deemed to grant
                                                             authority  to vote "FOR" the  proposal  specified
                                                             below. This proxy also grants discretionary power
                                                             to vote upon such other  business as may properly
                                                             come before the Meeting.

                                                             YOUR VOTE IS  IMPORTANT NO MATTER HOW MANY SHARES
    TO VOTE BY INTERNET                                      YOU  OWN.  IF YOU  ARE NOT  VOTING  BY  PHONE  OR
                                                             INTERNET,  PLEASE  SIGN AND DATE THIS PROXY BELOW
   1) Read the Proxy Statement and have the Proxy            AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
      card below at hand.
   2) Go to Website www.proxyvote.com
   3) Enter the 12-digit control number set forth            TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND
      on the Proxy card and follow the simple                TO SAVE THE EXPENSE OF FURTHER  MAILINGS,  PLEASE
      instructions.                                          VOTE BY THE  INTERNET OR TELEPHONE,  YOU MAY ALSO
                                                             MARK YOUR PROXY  CARD,  SIGN IT, AND RETURN IT IN
    TO VOTE BY TELEPHONE                                     THE ENCLOSED ENVELOPE,  WHICH REQUIRES NO POSTAGE
                                                             IF MAILED IN THE  UNITED  STATES.  YOU MAY REVOKE
   1) Read the Proxy Statement and have the Proxy            YOUR PROXY AT ANY TIME AT OR BEFORE  THE  MEETING
      card below at hand.                                    OR VOTE IN PERSON IF YOU ATTEND THE MEETING.
   2) Go to Website Call 1-800-690-6903
   3) Enter the 12-digit control number set forth
      on the Proxy card and follow the simple
      instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   [X]      KAUFMN
                                                              KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------------------------------------------
                                                               DETACH AND RETURN THIS PORTION ONLY

                    THE PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
---------------------------------------------------------------------------------------------------------------


THE KAUFMANN FUND, INC.

VOTE ON PROPOSAL
                                                                        FOR   AGAINST   ABSTAIN

1.    TO APPROVE OR DISAPPROVE A PROPOSED AGREEMENT AND PLAN OF         / /     / /       / /
      REORGANIZATION BETWEEN THE KAUFMANN FUND, INC. AND THE
      FEDERATED KAUFMANN FUND, A NEWLY ORGANIZED SERIES OF FEDERATED
      EQUITY FUNDS.





Signature [PLEASE SIGN WITHIN BOX]
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Date









-------------------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

FEDERATED KAUFMANN FUND
A PORTFOLIO OF FEDERATED EQUITY FUNDS
CLASS K SHARES

TO ACQUIRE THE ASSETS OF

THE KAUFMANN FUND, INC.

This statement of additional information (SAI) relates specifically to the reorganization of The Kaufmann Fund, Inc. (Kaufmann Fund) into the Federated Kaufmann Fund. Pursuant to this reorganization, the Federated Kaufmann Fund would acquire all of the assets of the Kaufmann Fund, and Federated Kaufmann Fund Class K Shares would be distributed PRO RATA by the Kaufmann Fund to the holders of its shares, in complete liquidation of the Kaufmann Fund (Reorganization). The Federated Kaufmann Fund has the same investment objective and strategies and substantially the same investment policies as the Kaufmann Fund.

THIS SAI IS NOT A PROSPECTUS. READ THIS SAI IN CONJUNCTION WITH THE PROSPECTUS/PROXY STATEMENT OF THE FEDERATED KAUFMANN FUND (FUND) RELATING TO THE REORGANIZATION, DATED JANUARY 9, 2001. OBTAIN THE PROSPECTUS/PROXY STATEMENT WITHOUT CHARGE BY CALLING 1-800-341-7400.

This SAI consists of the information set forth herein as well as the following, each of which is incorporated by reference herein: 1) the Kaufmann Fund's audited financial statements included in the Annual Report to Shareholders, dated December 31, 1999, previously filed on EDGAR, Accession Number 0000950156-00-000216 and 2) the Kaufmann Fund's unaudited financial statements included in the Semi-Annual Report to Shareholders, dated June 30, 2000, previously filed on EDGAR, Accession Number 0000950156-00-000469.

JANUARY 9, 2001






                 CONTENTS

                 How is the Fund Organized?................................2

                 Securities in Which the Fund Invests......................2
                 What do Shares Cost?.....................................10
                 How is the Fund Sold?....................................10
                 Exchanging Securities for Shares.........................11
                 Subaccounting Services...................................11
                 Redemption in Kind.......................................11
                 Massachusetts Partnership Law............................11
                 Account and Share Information............................11
                 Tax Information..........................................12
                 Who Manages and Provides Services to the Fund?...........12
                 How Does the Fund Measure Performance?...................17
                 Who is Federated Investors, Inc.?........................18
                 Financial Information....................................20
                 Addresses................................................21




314172644 (1/01)

HOW IS THE FUND ORGANIZED?

The Fund is a diversified portfolio of Federated Equity Funds (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on April 17, 1984. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Fund's investment adviser is Federated Investment Management Company and the Fund's sub-adviser is Federated Global Investment Management Corp. (collectively, the Adviser).


SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund may invest.

   COMMON STOCKS

   Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

   PREFERRED STOCKS

   Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed income security.

   INTERESTS IN OTHER LIMITED LIABILITY COMPANIES

   Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

   REAL ESTATE INVESTMENT TRUSTS (REITS)

   REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

   WARRANTS

   Up to 5% of the Fund's assets may be invested in warrants. Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The Fund may receive Treasury securities as collateral on portfolio securities loans and may invest in Treasury securities on a short-term basis. The Fund also may invest in the following types of fixed income securities.

   TREASURY SECURITIES

      Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

   AGENCY SECURITIES

       Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

      The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

    COMMERCIAL PAPER

      Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

   BANK INSTRUMENTS

       Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;
o     the principal trading market for its securities is in another country; or
o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

DEPOSITARY RECEIPTS

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary
Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

FOREIGN EXCHANGE CONTRACTS

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to stock market and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts.

   OPTIONS

   The Fund may use up to 10% of its net assets to purchase and sell put and call options. Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

   The Fund may:

   o Buy call options on portfolio securities and currencies in anticipation of an increase in the value of the underlying asset.;

   o Buy put options on portfolio securities and currencies in anticipation of a decrease in the value of the underlying asset; and

   o  Buy or write options to close out existing options positions.

   The Fund may also write call options on portfolio securities and currencies to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

   The Fund may also write put options on portfolio securities and currencies to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities for which there is no readily available market or securities with legal or contractual restrictions. These may include private placements, repurchase agreements maturing in more than seven days, and securities eligible for resale under Rule 144A of the Securities Act of 1933 ("1933 Act"). Rule 144A allows certain qualified institutional investors to trade privately placed securities despite the fact that such securities are not registered under the 1933 Act. In deciding whether to purchase such securities, the Fund, acting pursuant to guidelines approved by the board, will consider the frequency of such trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, the nature of the securities and the marketplace trades. If a Rule 144A security is illiquid, the Fund's Board of Trustees will determine what action, if any, is required.

SPECIAL TRANSACTIONS

   REPURCHASE AGREEMENTS

   Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

   The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

   Repurchase agreements are subject to CREDIT RISKS.

   REVERSE REPURCHASE AGREEMENTS

   Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to CREDIT RISKS. In addition, reverse repurchase agreements create LEVERAGE RISKS because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

   SECURITIES LENDING

   The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

   The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

   Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

   Securities lending activities are subject to INTEREST RATE RISKS AND CREDIT RISKS.

   BORROWING FOR LEVERAGE

   The Fund may borrow from banks for temporary or emergency purposes, clearing transactions or for other investment purposes. Borrowing to purchase securities is a speculative practice known as leveraging, which increases stock market risk by magnifying the effect of any change in the market value of the Fund's portfolio. Interest paid on any borrowed funds may have the effect of lowering the Fund's return. In addition, the Fund may have to sell the securities when it would normally keep them in order to make interest payments.

SHORT SALES

   The Fund may make short sales of securities listed on one or more national exchanges or on the Nasadaq Stock Market. A short sale means selling a security the Fund does not own to take advantage of an anticipated decline in the stock's price. Once the Fund sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. In no event will the Fund engage in short sales transactions if it would cause the market value of all the Fund's securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the Fund is limited to the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. The Fund may also sell short "against the box" i.e., the Fund owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box. Short sales are speculative in nature, and may reduce returns or increase volatility.

INTER-FUND BORROWING AND LENDING ARRANGEMENTS

    The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. ("Federated funds") to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating fund. Federated administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.

    For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending fund than market-competitive rates on overnight repurchase agreements (the "Repo Rate") AND more attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (the "Bank Loan Rate"), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

ASSET COVERAGE

   In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

INVESTMENT RISKS

There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in the Prospectus/Proxy Statement relating to the Reorganization, dated January 9, 2001. These risks and additional risk factors are outlined below.

STOCK MARKET RISKS

      o The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

      o The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

LIQUIDITY RISKS

      o Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

      o Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

      o Over-the-counter (OTC) derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

RISKS OF FOREIGN INVESTING

      o Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

      o Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

      o Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

CURRENCY RISKS

      o Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

      o The Adviser attempts to limit currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

LEVERAGE RISKS

      o Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in value of such an investment magnify the Fund's risk of loss and potential for gain.

CREDIT RISKS

      o Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

INTEREST RATE RISKS

      o Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

FUNDAMENTAL INVESTMENT OBJECTIVE

The Fund's investment objective is to provide capital appreciation. The investment objective may not be changed by the Fund's Trustees without shareholder approval.

INVESTMENT LIMITATIONS

DIVERSIFICATION

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

CONCENTRATION

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940 Act (1940 Act), any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.

UNDERWRITING

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

INVESTING IN COMMODITIES

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

INVESTING IN REAL ESTATE

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

BORROWING MONEY AND ISSUING SENIOR SECURITIES

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

LENDING

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

THE ABOVE LIMITATIONS CANNOT BE CHANGED UNLESS AUTHORIZED BY THE BOARD AND BY THE "VOTE OF A MAJORITY OF ITS OUTSTANDING VOTING SECURITIES," AS DEFINED BY THE 1940 ACT. THE FOLLOWING LIMITATIONS, HOWEVER, MAY BE CHANGED BY THE BOARD WITHOUT SHAREHOLDER APPROVAL. SHAREHOLDERS WILL BE NOTIFIED BEFORE ANY MATERIAL CHANGE IN THESE LIMITATIONS BECOMES EFFECTIVE.

ILLIQUID SECURITIES

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

INVESTING IN OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund's investment adviser.

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

PURCHASES ON MARGIN

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." For purposes of the concentration limitation, investments in certain industrial development bonds funded by activities in a single industry, as well as investments in the securities of a single foreign government, will be deemed to constitute an industry. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

o for all other securities at fair value as determined in good faith by the Board.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

WHAT DO SHARES COST?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12B-1 PLAN

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

The maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

SHAREHOLDER SERVICES

The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals (such as broker-dealers or banks) may be paid fees, in significant amounts, out of the assets of the Distributor and/or Federated
Shareholder Services Company (these fees do not come out of Fund assets). The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts These payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of sales or marketing support furnished by the investment professional.

When an investment professional's customer purchases shares, the investment professional may receive:

o an amount on the NAV of Shares purchased as follows: up to 1% on purchases below $2 million; 0.50% on purchases from $2 million but below $5 million; and 0.25% on purchases of $5 million or more.

EXCHANGING SECURITIES FOR SHARES

You may contact the  Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

SUBACCOUNTING SERVICES

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund.

FOREIGN INVESTMENTS

If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Trust, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Trustee from the Trust for its most recent fiscal year, and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Trust is comprised of seven funds and the Federated Fund Complex is comprised of 43 investment companies, whose investment advisers are affiliated with the Fund's Adviser.


----------------------------------------------------------------------------------------------------------------------
Name
Birth Date                                                                                   Total
Address                                                                                      Compensation
Position With Fund              Principal Occupations for Past Five Years                    From Fund Complex+++
----------------------------------------------------------------------------------------------------------------------
JOHN F. DONAHUE*+#              Chief Executive Officer and Director or Trustee of the       $0 for 42 other
Birth Date: July 28, 1924       Federated Fund Complex; Chairman and Director, Federated     investment
Federated Investors Tower       Investors, Inc.; Chairman, Federated Investment              companies in the
1001 Liberty Avenue             Management Company, Federated Global Investment              Fund Complex
Pittsburgh, PA                  Management Corp. and Passport Research, Ltd. ; formerly:
CHAIRMAN AND TRUSTEE            Trustee, Federated Investment Management Company and
                                Chairman and Director, Federated Investment Counseling.
----------------------------------------------------------------------------------------------------------------------
THOMAS G. BIGLEY                Director or Trustee of the Federated Fund Complex;           $116,760.63 for 42
Birth Date: February 3, 1934    Director, Member of Executive Committee, Children's          other investment
15 Old Timber Trail             Hospital of Pittsburgh; Director and Chairman of Audit       companies in the
Pittsburgh, PA                  Committee, Robroy Industries, Inc. (coated steel             Fund Complex
TRUSTEE                         conduits/computer storage equipment); formerly: Senior
                                Partner, Ernst & Young LLP; Director, MED 3000 Group,
                                Inc. (physician practice management); Director, Member
                                of Executive Committee, University of Pittsburgh.
----------------------------------------------------------------------------------------------------------------------

                                                 12

----------------------------------------------------------------------------------------------------------------------
Name
Birth Date                                                                                   Total
Address                                                                                      Compensation
Position With Fund              Principal Occupations for Past Five Years                    From Fund Complex+++
----------------------------------------------------------------------------------------------------------------------
JOHN T. CONROY, JR.             Director or Trustee of the Federated Fund Complex;           $128,455.37 for 42
Birth Date: June 23, 1937       Chairman of the Board, Investment Properties                 other investment
Grubb & Ellis/Investment        Corporation; Partner or Trustee in private real estate       companies in the
Properties Corporation          ventures in Southwest Florida; formerly:  President,         Fund Complex
3201 Tamiami Trail North        Investment Properties Corporation;  Senior Vice
Naples, FL                      President, John R. Wood and Associates, Inc., Realtors;
TRUSTEE                         President, Naples Property Management, Inc. and
                                Northgate Village Development Corporation.
----------------------------------------------------------------------------------------------------------------------
NICHOLAS P. CONSTANTAKIS        Director or Trustee of the Federated Fund Complex;           $73,191.21 for 36 other
Birth Date: September 3, 1939   Director and Chairman of the Audit Committee, Michael        investment
175 Woodshire Drive             Baker Corporation (engineering, construction, operations     companies in the
Pittsburgh, PA                  and technical services); formerly: Partner, Andersen         Fund Complex
TRUSTEE                         Worldwide SC.
----------------------------------------------------------------------------------------------------------------------
JOHN F. CUNNINGHAM              Director or Trustee of some of the Federated Fund            $93,190.48 for 36 other
Birth Date: March 5, 1943       Complex; Chairman, President and Chief Executive             investment
353 El Brillo Way               Officer, Cunningham & Co., Inc. (strategic business          companies in the
Palm Beach, FL                  consulting); Trustee Associate, Boston College;              Fund Complex
TRUSTEE                         Director, Iperia Corp. (communications/software);
                                formerly: Director, Redgate Communications and EMC
                                Corporation (computer storage systems).

                                Previous Positions: Chairman of the Board and Chief
                                Executive Officer, Computer Consoles, Inc.; President
                                and Chief Operating Officer, Wang Laboratories;
                                Director, First National Bank of Boston; Director,
                                Apollo Computer, Inc.
----------------------------------------------------------------------------------------------------------------------
LAWRENCE D. ELLIS, M.D.*        Director or Trustee of the Federated Fund Complex;           $116,760.63 for 42
Birth Date: October 11, 1932    Professor of Medicine,  University of Pittsburgh;  Medical   other investment
3471 Fifth  Avenue              Director,  University of Pittsburgh  Medical Center -        companies in the
Suite 1111                      Downtown;  Hematologist,  Oncologist  and  Internist,        Fund  Complex
Pittsburgh, PA                  University of Pittsburgh Medical Center; Member,
TRUSTEE                         National Board of Trustees, Leukemia Society of America.
----------------------------------------------------------------------------------------------------------------------
                                Director or Trustee of the Federated Fund Complex;           $109,153.60 for 42
PETER E. MADDEN                 formerly: Representative, Commonwealth of Massachusetts      other investment
Birth Date: March 16, 1942      General Court; President, State Street Bank and Trust        companies in the
One Royal Palm Way              Company and State Street Corporation.                        Fund Complex
100 Royal Palm Way
Palm Beach, FL                  Previous Positions: Director, VISA USA and VISA
TRUSTEE                         International; Chairman and Director, Massachusetts
                                Bankers Association; Director, Depository Trust
                                Corporation; Director, The Boston Stock Exchange.
----------------------------------------------------------------------------------------------------------------------
CHARLES F. MANSFIELD, JR.       Director or Trustee of some of the Federated Fund            $102,573.91 for 39
Birth Date: April 10, 1945      Complex; Management Consultant; formerly:  Executive         other investment
80 South Road                   Vice President, Legal and External Affairs,  DVC Group,      companies in the
Westhampton Beach, NY           Inc. (formerly, Dugan Valva Contess, Inc.) (marketing,       Fund Complex
TRUSTEE                         communications, technology and consulting).

                                Previous Positions: Chief Executive Officer, PBTC
                                International Bank; Partner, Arthur Young & Company
                                (now Ernst & Young LLP); Chief Financial Officer of
                                Retail Banking Sector, Chase Manhattan Bank; Senior
                                Vice President, HSBC Bank USA (formerly, Marine Midland
                                Bank); Vice President, Citibank; Assistant Professor of
                                Banking and Finance, Frank G. Zarb School of Business,
                                Hofstra University.
----------------------------------------------------------------------------------------------------------------------


                                          13

----------------------------------------------------------------------------------------------------------------------
Name                            Principal Occupations for Past Five Years                    Total
Birth Date                                                                                   Compensation
Address                                                                                      From Fund Complex+++
Position With Fund
----------------------------------------------------------------------------------------------------------------------
JOHN E. MURRAY, JR., J.D.,      Director or Trustee of the Federated Fund Complex;           $128,455.37 for 42
S.J.D.#                         President, Law Professor, Duquesne University;               other investment
Birth Date: December 20, 1932   Consulting Partner, Mollica & Murray; Director, Michael      companies in the
President, Duquesne University  Baker Corp. (engineering, construction, operations and       Fund Complex
Pittsburgh, PA                  technical services).
TRUSTEE
                                Previous Positions: Dean and Professor of Law,
                                University of Pittsburgh School of Law; Dean and
                                Professor of Law, Villanova University School of Law.
----------------------------------------------------------------------------------------------------------------------
MARJORIE P. SMUTS               Director or Trustee of the Federated Fund Complex;           $116,760.63 for 42
Birth Date: June 21, 1935       Public Relations/Marketing/Conference Planning.              other investment
4905 Bayard Street                                                                           companies in the
Pittsburgh, PA                  Previous Positions: National Spokesperson, Aluminum          Fund Complex
TRUSTEE                         Company of America; television producer; business owner;
                                conference coordinator.
----------------------------------------------------------------------------------------------------------------------
JOHN S. WALSH                   Director or Trustee of some of the Federated Fund            $94,536.85 for 38 other
Birth Date: November 28, 1957   Complex; President and Director, Heat Wagon, Inc.            investment
2604 William Drive              (manufacturer of construction temporary heaters);            companies in the
Valparaiso, IN                  President and Director, Manufacturers Products, Inc.         Fund Complex
TRUSTEE                         (distributor of portable construction heaters);
                                President, Portable Heater Parts, a division of
                                Manufacturers Products, Inc.; Director, Walsh & Kelly,
                                Inc. (heavy highway contractor); formerly: Vice
                                President, Walsh & Kelly, Inc.
----------------------------------------------------------------------------------------------------------------------
J. CHRISTOPHER DONAHUE*+        President or Executive Vice President of the Federated       $0 for 29 other
Birth Date: April 11, 1949      Fund Complex; Director or Trustee of some of the Funds       investment
Federated Investors Tower       in the Federated Fund Complex; President, Chief              companies in the
1001 Liberty Avenue             Executive Officer and Director, Federated Investors,         Fund Complex
Pittsburgh, PA                  Inc.; President, Chief Executive Officer and Trustee,
PRESIDENT                       Federated Investment Management Company; Trustee,
                                Federated Investment Counseling; President, Chief
                                Executive Officer  and Director, Federated Global
                                Investment Management Corp.; President and Chief
                                Executive Officer, Passport Research, Ltd.; Trustee,
                                Federated Shareholder Services Company; Director,
                                Federated Services Company; formerly: President,
                                Federated Investment Counseling.
----------------------------------------------------------------------------------------------------------------------
EDWARD C. GONZALES              President, Executive Vice President and Treasurer of         $0 for 41 other
Birth Date: October 22, 1930    some of the Funds in the Federated Fund Complex; Vice        investment
Federated Investors Tower       Chairman, Federated Investors, Inc.; Trustee, Federated      companies in the
1001 Liberty Avenue             Administrative Services;     formerly: Trustee or            Fund Complex
Pittsburgh, PA                  Director of some of the Funds in the Federated Fund
EXECUTIVE VICE PRESIDENT        Complex; CEO and Chairman, Federated Administrative
                                Services; Vice President, Federated Investment
                                Management Company, Federated Investment Counseling,
                                Federated Global Investment Management Corp. and
                                Passport Research, Ltd.; Director and Executive Vice
                                President, Federated Securities Corp.; Director,
                                Federated Services Company; Trustee, Federated
                                Shareholder Services Company.
----------------------------------------------------------------------------------------------------------------------
JOHN W. MCGONIGLE               Executive Vice President and Secretary of the Federated      $0 for 42 other
Birth Date: October 26, 1938    Fund Complex; Executive Vice President, Secretary and        investment
Federated Investors Tower       Director, Federated Investors, Inc.; formerly: Trustee,      companies in the
1001 Liberty Avenue             Federated Investment Management Company and Federated        Fund Complex
Pittsburgh, PA                  Investment Counseling; Director, Federated Global
EXECUTIVE VICE PRESIDENT        Investment Management Corp., Federated Services Company
                                and  Federated Securities Corp.
----------------------------------------------------------------------------------------------------------------------
RICHARD J. THOMAS               Treasurer of the Federated Fund Complex; Senior Vice         $0 for 42 other
Birth Date: June 17, 1954       President, Federated Administrative Services; formerly:      investment
Federated Investors Tower       Vice President, Federated Administrative Services; held      companies in the
1001 Liberty Avenue             various management positions within Funds Financial          Fund Complex
Pittsburgh, PA                  Services Division of Federated Investors, Inc.
TREASURER
----------------------------------------------------------------------------------------------------------------------
RICHARD B. FISHER               President or Vice President of some of the Funds in the      $0 for 40 other
Birth Date: May 17, 1923        Federated Fund Complex; Vice Chairman, Federated             investment
Federated Investors Tower       Investors, Inc.; Chairman, Federated Securities Corp.;       companies in the
1001 Liberty Avenue             formerly: Director or Trustee of some of the Funds in        Fund Complex
Pittsburgh, PA                  the Federated Fund Complex,; Executive Vice President,
VICE PRESIDENT                  Federated Investors, Inc. and Director and Chief
                                Executive Officer, Federated Securities Corp.
----------------------------------------------------------------------------------------------------------------------


                                          14

----------------------------------------------------------------------------------------------------------------------
Name
Birth Date                                                                                   Total
Address                                                                                      Compensation
Position With Fund              Principal Occupations for Past Five Years                    From Fund Complex+++
----------------------------------------------------------------------------------------------------------------------
J. THOMAS MADDEN                Chief Investment Officer of this Fund and various other      $0 for 11 other
Birth Date: October 22, 1945    Funds in the Federated Fund Complex; Executive Vice          investment
Federated Investors Tower       President, Federated Investment Counseling, Federated        companies in the
1001 Liberty Avenue             Global Investment Management Corp., Federated Investment     Fund Complex
Pittsburgh, PA                  Management Company and Passport Research, Ltd.;
CHIEF INVESTMENT OFFICER        Director, Federated Global Investment Management Corp.
                                and Federated Investment Management Company; Vice
                                President, Federated Investors, Inc.; formerly:
                                Executive Vice President and Senior Vice President,
                                Federated Investment Counseling Institutional Portfolio
                                Management Services Division; Senior Vice President,
                                Federated Investment Management Company and Passport
                                Research, Ltd.
----------------------------------------------------------------------------------------------------------------------
JAMES E. GREFENSTETTE           James E. Grefenstette is Vice President of the Fund.         $0 for no other
Birth Date: November 7, 1962    Mr. Grefenstette joined Federated in 1992 and has been a     investment
Federated Investors Tower       Portfolio Manager since 1994.  Mr. Grefenstette became a     companies in the
1001 Liberty Avenue             Senior Vice President of the Fund's Adviser in January       Fund Complex
Pittsburgh, PA                  2000.  He served as a Vice President of the Fund's
VICE PRESIDENT                  Adviser from 1996 through 1999 and was an Assistant Vice
                                President of the Fund's Adviser from 1994 until 1996.
                                Mr. Grefenstette is a Chartered Financial Analyst; he
                                received his M.S. in Industrial Administration from
                                Carnegie Mellon University.
----------------------------------------------------------------------------------------------------------------------
AASH M. SHAH                    Aash M. Shah is Vice President of the Fund.  Mr. Shah        $0 for no other
Birth Date: December 16, 1964   joined Federated in 1993 and has been a Portfolio            investment
Federated Investors Tower       Manager and a Vice President of the Fund's Adviser since     companies in the
1001 Liberty Avenue             January 1997. Mr. Shah was a Portfolio Manager and           Fund Complex
Pittsburgh, PA                  served as an Assistant Vice President of the Adviser
VICE PRESIDENT                  from 1995 through 1996, and as an Investment Analyst
                                from 1993 to 1995. Mr. Shah received his Masters in
                                Industrial Administration from Carnegie Mellon
                                University with a concentration in finance and
                                accounting. Mr. Shah is a Chartered Financial Analyst.

* AN ASTERISK DENOTES A TRUSTEE WHO IS DEEMED TO BE AN INTERESTED PERSON AS DEFINED IN THE 1940 ACT.
# A POUND SIGN DENOTES A MEMBER OF THE BOARD'S EXECUTIVE COMMITTEE, WHICH HANDLES THE BOARD'S RESPONSIBILITIES BETWEEN ITS MEETINGS.
+ MR. DONAHUE IS THE FATHER OF J. CHRISTOPHER DONAHUE, PRESIDENT OF THE FUND.
++    MESSRS.  CUNNINGHAM,  MANSFIELD AND WALSH BECAME MEMBERS OF THE BOARD OF
TRUSTEES ON JANUARY 1, 1999. THEY DID NOT RECEIVE ANY FEES AS OF THE FISCAL YEAR END OF THE FUND.
+++ BECAUSE THE FUND IS A NEW PORTFOLIO OF THE TRUST, TRUSTEE COMPENSATION HAS NOT YET BEEN EARNED AND WILL BE REPORTED FOLLOWING THE FUND'S NEXT FISCAL YEAR.

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

OTHER RELATED SERVICES

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

RESEARCH SERVICES

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:

                                AVERAGE AGGREGATE DAILY
MAXIMUM ADMINISTRATIVE          NET  ASSETS  OF  THE  FEDERATED
FEE                             FUNDS
---------------------------------------------------------------------
0.150 of 1%                     on the first $250 million
---------------------------------------------------------------------
0.125 of 1%                     on the next $250 million
---------------------------------------------------------------------
0.100 of 1%                     on the next $250 million
---------------------------------------------------------------------
0.075 of 1%                     on  assets  in  excess  of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditor for the Fund, Ernst & Young, LLP, plans and performs its audit so that it may provide an opinion as to whether the Fund's financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

If the Fund's expenses are capped at a particular level, the cap does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.

HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

The Fund has not been in existence for a full calendar year and thus has no performance information of its own. If the Reorganization is approved by shareholders of the Kaufmann Fund, the Fund will adopt the historical performance information of the Kaufmann Fund.

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

o references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

  RUSSELL 2000 SMALL STOCK INDEX is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization common stocks.

  VALUE LINE MUTUAL FUND SURVEY, published by Value Line Publishing, Inc., analyzes price, yield, risk, and total return for equity and fixed income mutual funds. The highest rating is One, and ratings are effective for one month.

  CDA MUTUAL FUND REPORT, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  FINANCIAL  PUBLICATIONS.  The WALL STREET  JOURNAL,  BUSINESS  WEEK,  CHANGING
TIMES,   FINANCIAL   WORLD,   FORBES,   FORTUNE  and  MONEY   magazines,   among
others--provide performance statistics over specified time periods.

  LIPPER ANALYTICAL SERVICES, INC. Ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time.

  LIPPER MID-CAP GROWTH FUND AVERAGE Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified mid-cap funds universe average.

  MORNINGSTAR, INC. An independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES, which rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

  STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS (S&P 500). The S&P 500 is a composite index of common stocks in industry, transportation, and financial and public utility companies. Can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P 500 assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P figures.

  STRATEGIC INSIGHT MUTUAL FUND RESEARCH AND CONSULTING, ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time. From time to time, the Fund will quote its Strategic Insight ranking in the "growth funds" category in advertising and sales literature.

WHO IS FEDERATED INVESTORS, INC.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

FEDERATED FUNDS OVERVIEW

MUNICIPAL FUNDS

In the municipal sector, as of December 31, 1999, Federated managed 12 bond funds with approximately $2.0 billion in assets and 24 money market funds with approximately $13.1 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

EQUITY FUNDS

In the equity sector, Federated has more than 29 years' experience. As of December 31, 1999, Federated managed 53 equity funds totaling approximately $18.3 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

CORPORATE BOND FUNDS

In the corporate bond sector, as of December 31, 1999, Federated managed 13 money market funds and 29 bond funds with assets approximating $35.7 billion and $7.7 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 27 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset backed securities market, a market totaling more than $209 billion.

GOVERNMENT FUNDS

In the government sector, as of December 31, 1999, Federated managed 9 mortgage backed, 11 government/agency and 16 government money market mutual funds, with assets approximating $4.7 billion, $1.6 billion and $34.1 billion, respectively. Federated trades approximately $450 million in U.S. government and mortgage backed securities daily and places approximately $25 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $43.8 billion in government funds within these maturity ranges.

MONEY MARKET FUNDS

In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1999, Federated managed more than $83.0 billion in assets across 54 money market funds, including 16 government, 13 prime, 24 municipal and 1 euro-denominated with assets approximating $34.1 billion, $35.7 billion, $13.1 billion and $115 million, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield - J. Thomas Madden; U.S. fixed income -William D. Dawson, III; and global equities and fixed income - Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $5 trillion to the more than 7,300 funds available, according to the Investment Company Institute.

FEDERATED CLIENTS OVERVIEW

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

INSTITUTIONAL CLIENTS

Federated meets the needs of approximately 1,160 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

BANK MARKETING

Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated Funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

FINANCIAL INFORMATION

The Fund has not yet commenced operations and thus has no financial information of its own. If the Reorganization is approved by shareholders of the Kaufmann Fund, the Fund will adopt the Kaufmann Fund's historical financial information.

ADDRESSES

FEDERATED KAUFMANN FUND

Class K

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER

Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


SUB-ADVISER

Federated Global Investment Management Corp.
175 Water Street
New York, NY 10038-4965

140 East 45th Street
43rd Floor
New York, NY 10017

CUSTODIAN

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600


INDEPENDENT PUBLIC AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072












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